Exhibit 4.1

CENTURY COMMUNITIES, INC.,
as Issuer

THE GUARANTORS named herein,

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

INDENTURE

Dated as of August 23, 2021

3.875% Senior Notes Due 2029

CROSS-REFERENCE TABLE

TIA Section	Indenture Section
310(a)(1)	7.10
(a)(2)	7.10
(a)(3)	N.A.
(a)(4)	N.A.
(b)	7.08; 7.10
311(a)	7.11
(b)	7.11
312(a)	2.05
(b)	11.03
(c)	11.03
313(a)	7.06
(b)(1)	N.A.
(b)(2)	7.06
(c)	11.02
(d)	7.06
314(a)	4.02;
11.02
(b)	N.A.
(c)(1)	11.04
(c)(2)	11.04
(c)(3)	N.A.
(d)	N.A.
(e)	11.05
(f)	N.A.
315(a)	7.01
(b)	7.05; 11.02
(c)	7.01
(d)	7.01
(e)	6.11
316(a)(last sentence)	11.06
(a)(1)(A)	6.05
(a)(1)(B)	6.04
(a)(2)	N.A.
(b)	6.07
317(a)(1)	6.08
(a)(2)	6.09
(b)	2.04
318(a)	11.01

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

TABLE OF CONTENTS

i

ii

Rule 144A/Regulation S Appendix

Exhibit A – Form of Security

Exhibit B – Form of Certificate of Transfer

Exhibit C – Form of Notation of Guarantee

Exhibit D – Form of Supplemental Indenture

iii

INDENTURE dated as of August 23, 2021, among CENTURY COMMUNITIES, INC., a Delaware corporation, the Guarantors (as hereinafter defined) that from time to time become parties to this Indenture and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities and any Additional Securities:

Article 1
DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.          Definitions.

“Acquired Indebtedness” means (1) with respect to any Person that becomes a Restricted Subsidiary after the Issue Date, Indebtedness of such Person and its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary and (2) with respect to the Issuer or any Restricted Subsidiary, any Indebtedness of a Person (other than the Issuer or a Restricted Subsidiary) existing at the time such Person is merged with or into the Issuer or a Restricted Subsidiary, or Indebtedness expressly assumed by the Issuer or any Restricted Subsidiary in connection with the acquisition of an asset or assets from another Person, which Indebtedness was not, in any case, incurred by such other Person in connection with, or in contemplation of, such merger or acquisition.

“Additional Securities” means Securities issued under this Indenture after the Issue Date and in compliance with Section 2.13 hereof.

“Affiliate” of any Person means any other Person which directly or indirectly controls or is controlled by, or is under direct or indirect common control with, the referent Person.

“Applicable Premium” means with respect to a Security at any redemption date, the greater of (1) 1.00% of the principal amount of such Security, and (2) the excess of (A) the present value at such redemption date of (i) the redemption price of such Security on February 15, 2029 (the date that is six months prior to the maturity date of the Securities) plus (ii) all required remaining scheduled interest payments due on such Security to, but excluding, February 15, 2029 (the date that is six months prior to the maturity date of the Securities) (but excluding accrued and unpaid interest to, but excluding, the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 0.50%, over (B) the principal amount of such Security on such redemption date.

“Attributable Indebtedness,” when used with respect to any Sale and Leaseback Transaction, means, as at the time of determination, the present value (discounted at a rate equivalent to the Issuer’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of any lease included in any such Sale and Leaseback Transaction; provided, however, that if such Sale and Leaseback Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligation.”

“Bankruptcy Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Bankruptcy Law” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Below Investment Grade Rating Event” means that the Securities become rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60 day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies) (the “Ratings Decline Period”). In determining whether a Change of Control has occurred for purposes of this definition, the second paragraph of the definition of Change of Control shall be disregarded.

“Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the managing member or members or any controlling committee of managing members thereof or board of directors of such Person, as the case may be, (iii) in the case of any partnership, the board of directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing or, in each case, other than for purposes of the definition of “Change of Control,” any duly authorized committee of such body.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York or in the place of payment are authorized or required by law to close.

“Capitalized Lease” means, as applied to any Person, any obligation that is required to be accounted for as a financing or capital lease (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP. At the time any determination thereof is to be made, the amount of the liability in respect of a financing or capital lease would be the amount required to be reflected as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“Capitalized Lease Obligation” of any Person means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP; provided that, for the avoidance of doubt, no liabilities in respect of a straight-line or operating lease shall be included in the determination of any Capitalized Lease Obligation.

“Cash Equivalents” means (1) marketable obligations with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof; (2) demand and time deposits and certificates of deposit or acceptances with a maturity of 24 months or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250 million and the long-term debt of which is rated at the time of acquisition thereof at least “A-” or the equivalent thereof by S&P, or “A3” or the equivalent thereof by Moody’s, or carrying an equivalent rating by a nationally recognized Rating Agency, if both of the two named Rating Agencies cease publishing ratings of investments; (3) commercial paper maturing no more than 365 days from the date of creation thereof issued by a corporation organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-2 by S&P or at least P-2 by Moody’s; (4) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clause (1) of this definition entered into with any commercial bank meeting the specifications of clause (2) of this definition; and (5) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (1) through (4) of this definition.

“Change of Control” means the occurrence of any of the following events:

(1)

any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than any Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (1) such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of “beneficial ownership” (as defined above) of more than 50% of the total voting power of the Voting Stock of the Issuer; provided that the acquisition of “beneficial ownership” (as defined above) of 100% of the Voting Stock of the Issuer by any direct or indirect holding company shall not constitute a Change of Control under this clause (1) if immediately after such acquisition, no “person” or “group” of related persons (as such terms are defined above) (other than any Permitted Holder) is or becomes the “beneficial owner” (as defined above) of more than 50% of the total voting power of the Voting Stock of such holding company;

(2)	the members or stockholders, as applicable, of the Issuer adopt a plan or proposal for liquidation or dissolution of the Issuer; or

(3)

the sale, assignment, conveyance, transfer, lease or other disposition (other than by way of a merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and the Restricted Subsidiaries (determined on a consolidated basis) taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Wholly-Owned Restricted Subsidiary or a Permitted Holder.

Notwithstanding the foregoing, any of the events described in clauses (1) through (3) of this definition shall not constitute a “Change of Control” (i) after a Suspension Event unless a Below Investment Grade Rating Event also occurs in connection therewith, or (ii) if the Securities are rated below an Investment Grade Rating prior to the announcement of such event, unless a Ratings Decline also occurs in connection therewith.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consolidated Net Tangible Assets” means, as of any date, the total amount of assets of the Issuer and the Restricted Subsidiaries on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less (1) all short-term liabilities, except for liabilities payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Statement of Financial Accounting Standards No. 106 (now referred to as Accounting Standards Codification Topic 715, Compensation—Retirement Benefits ), (2) Intangible Assets, and (3) any assets securing Non-Recourse Indebtedness. In addition, for purposes of calculating the Consolidated Net Tangible Assets, investments, acquisitions, mergers, consolidations, dispositions, amalgamations, discontinued operations (as determined in accordance with GAAP), any operational changes and changes in the composition of the Restricted Subsidiaries that have been made by the Issuer or any of its Restricted Subsidiaries, or any Person or any of its Restricted Subsidiaries acquired by, merged or consolidated with the Issuer or any of its Restricted Subsidiaries, and including any related financing transactions and including increases in ownership of Restricted Subsidiaries, subsequent to the end of the most recently completed fiscal quarter and on or prior to the date of determination will be given pro forma effect as if they had occurred at the end of such fiscal quarter. For purposes of this definition, whenever pro forma effect is given to a transaction or other event, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Issuer.

“Consolidated Tangible Assets” means, as of any date, the total amount of assets of the Issuer and the Restricted Subsidiaries less Intangible Assets of the Issuer and the Restricted Subsidiaries, in each case as shown on the consolidated balance sheet of the Issuer for the then most recently ended fiscal quarter for which internal financial statements are available.

“Corporate Trust Office” means the designated office of the Trustee at which at any time this Indenture shall be administered, which office at the date hereof is specified in Section 11.02 hereof or such other address as the Trustee may designate form time to time by notice to the Holders and the Issuer, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Issuer).

“Credit Facility” means one or more debt facilities (including, without limitation, the Revolving Credit Facility), indentures or commercial paper facilities or debt securities or other forms of debt financing, in each case, with banks, institutional investors or other lenders or investors or credit providers or a trustee providing for the revolving credit loans, term loans, project loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), bankers acceptances, letters of credit or issuances of debt securities, including any related notes, guarantees, collateral documents, instruments, documents and agreements executed in connection therewith and in each case, as amended, restated, modified, renewed, extended, supplemented, restructured, refunded, replaced in any manner (whether upon or after termination or otherwise) or in part from time to time, in one or more instances and including any amendment increasing the amount of Indebtedness incurred or available to be borrowed thereunder, extending the maturity of any Indebtedness incurred thereunder or contemplated thereby or deleting, adding or substituting one or more parties thereto (whether or not such added or substituted parties are banks or other institutional lenders), including one or more separate instruments or facilities, in each case, whether any such amendment, restatement, modification, renewal, extension, supplement, restructuring, refunding, replacement or refinancing occurs simultaneously or not with the termination or repayment of a prior Credit Facility.

“Default” means (1) any Event of Default or (2) any event, act or condition that, after notice or the passage of time or both, would be an Event of Default.

“Directly Related Assets” means, with respect to any particular property, assets directly related thereto or derived therefrom, such as proceeds (including insurance proceeds), products, rents, and profits thereof and improvements and accessions thereto.

“Disqualified Equity Interests” of any Person means any class of Equity Interests of such Person that, by their terms, or by the terms of any related agreement or of any security into which they are convertible, puttable or exchangeable, are, or upon the happening of any event or the passage of time would be, (i) required to be redeemed by such Person, whether or not at the option of the holder thereof, (ii) convertible into or exchangeable for Indebtedness or Disqualified Equity Interests (excluding Equity Interests which are convertible or exchangeable solely at the option of the Issuer or a Restricted Subsidiary (it being understood that upon such conversion or exchange it shall be an incurrence of such Indebtedness or Disqualified Stock)); or (iii) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, in each case, on or prior to the date which is the earlier of 91 days after the final maturity date of the Securities or the date the Securities are no longer outstanding; provided, however, that any class of Equity Interests of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Equity Interests that are not Disqualified Equity Interests, and that are not convertible, puttable or exchangeable for Disqualified Equity Interests or Indebtedness, will not be deemed to be Disqualified Equity Interests so long as such Person satisfies its obligations with respect thereto solely by the delivery of Equity Interests that are not Disqualified Equity Interests; provided further, however, that, any Equity Interests that would constitute Disqualified Equity Interests solely because of provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the Issuer to redeem such Equity Interests upon the occurrence of a Change of Control or asset sale shall not constitute Disqualified Equity Interests if the terms of such Equity Interests (and all such securities into which it is convertible or exchangeable or for which it is redeemable) provide that the Issuer or the Restricted Subsidiaries, as applicable, are not required to repurchase or redeem any such Equity Interests (and all such securities into which it is convertible or exchangeable or for which it is redeemable) pursuant to such provision prior to compliance by the Issuer with Section 4.03.

“Equity Interests” of any Person means (1) any and all shares or other equity interests (including common stock, preferred stock, limited liability company interests and partnership interests) in such Person and (2) all rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) such shares or other interests in such Person but excluding any debt securities convertible or exchangeable into such equity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exempt Sale and Leaseback Transaction” means (1) a Sale and Leaseback Transaction if, at the time such Sale and Leaseback Transaction is entered into, the term of the related lease to the Issuer or the relevant Restricted Subsidiary of the property being sold pursuant to such transaction is three years or less; (2) a Sale and Leaseback Transaction for which the encumbrance on the relevant property would be a Permitted Lien; or (3) a Sale and Leaseback Transaction relating to a property entered into within 180 days after the latest of (i) the date of acquisition of such property by the Issuer or any Restricted Subsidiary, (ii) the date of completion of construction of such property and (iii) the date of commencement of full operations of such property.

“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as is determined in good faith by an officer of the Issuer; provided that such determination of Fair Market Value shall be made in good faith by the Board of Directors of the Issuer or a duly authorized committee thereof, as evidenced by a resolution of such Board or committee, if such Fair Market Value would exceed $25.0 million.

“Final Offering Memorandum” means the final offering memorandum, dated August 3, 2021, for the sale of the Securities by the Issuer.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

“guarantee” means a direct or indirect guarantee by any Person of any Indebtedness of any other Person and includes any obligation, direct or indirect, contingent or otherwise, of such Person: (1) to purchase or pay (or advance or supply funds for the purchase or payment of) Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm’s-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise); or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). “guarantee,” when used as a verb, and “guaranteed” have correlative meanings.

“Guarantee” means the guarantee of the Securities executed by each Guarantor.

“Guarantors” means each Person that executes a Guarantee in accordance with this Indenture, and their respective successors and assigns, in each case, until such Person is released from its Guarantee in accordance with this Indenture.

“Hedging Obligations” of any Person means the obligations of such Person pursuant to (1) any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in or manage exposure to interest rates, (2) agreements or arrangements designed to protect such Person against fluctuations in or manage exposure to foreign currency exchange rates in the conduct of its operations, or (3) any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in or manage exposure to commodity prices, in each case entered into for bona fide hedging purposes and not for the purpose of speculation.

“Holder” or “Securityholder” means any registered holder, from time to time, of the Securities.

“Housing Unit” means a detached or attached home (including a townhouse or condominium) owned by the Issuer or a Subsidiary of the Issuer (i) which is completed or for which there has been a start of construction and (ii) which has been or is being constructed on any real estate which immediately prior to the start of construction constituted a Lot.

“Immaterial Subsidiary” means, at any date of determination, any Restricted Subsidiary whose total assets at the last day of the most recently ended fiscal quarter ending prior to such date for which internal financial statements are available were less than $10.0 million, determined in accordance with GAAP.

“incur” means, with respect to any Indebtedness or obligation, incur, create, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to such Indebtedness or obligation; provided that (1) the Indebtedness of a Person existing at the time such Person became a Restricted Subsidiary or at the time such Person merged with or into the Issuer or a Restricted Subsidiary shall be deemed to have been incurred at such time, and (2) neither the accrual of interest nor the accretion of original issue discount shall be deemed to be an incurrence of Indebtedness.

“Indebtedness” of any Person at any date means, without duplication:

(1)	all liabilities, contingent or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof);

(2)	all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3)	all obligations of such Person in respect of letters of credit, letters of guarantee, bankers’ acceptances or other similar instruments (or reimbursement obligations with respect thereto);

(4)

all obligations of such Person to pay the deferred and unpaid purchase price of property or services due more than 365 days after such property is acquired or such services are completed, except (a) trade payables and accrued expenses incurred by such Person in the ordinary course of business in connection with obtaining goods, materials or services and (b) any earn-out or similar obligation until the amount of such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP;

(5)

the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the principal component or liquidation preference of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Equity Interests or, with respect to any Restricted Subsidiary, any preferred stock (but excluding, in each case, any accrued dividends);

(6)	all Capitalized Lease Obligations of such Person;

(7)	all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

(8)

all Indebtedness of other Persons guaranteed by such Person to the extent of such guarantee (whether or not such items would appear on the balance sheet of such Person in accordance with GAAP); provided that Indebtedness of the Issuer or its Subsidiaries that is guaranteed by the Issuer or its Subsidiaries shall be counted only once in the calculation of the amount of Indebtedness of the Issuer and its Subsidiaries on a consolidated basis;

(9)	all Attributable Indebtedness; and

(10)

to the extent not otherwise included in this definition, net obligations of such Person under Hedging Obligations (the amount of any such obligations to be equal at any time to the net termination values of such agreements or arrangements giving rise to such obligations that would be payable by such Person at such time).

Notwithstanding the foregoing the following shall not be considered Indebtedness: (a) earn outs or similar profit sharing or participation arrangements provided for in acquisition agreements which are determined on the basis of future operating earnings or other similar performance criteria (which are not determinable at the time of acquisition) of the acquired assets or entities; (b) accrued expenses, trade payables, customer deposits or deferred income taxes arising in the ordinary course of business; (c) completion guarantees entered into in the ordinary course of business; (d) obligations in respect of (i) development agreements or other contracts entered into with governmental authorities (or an entity sponsored by a governmental authority), in connection with the entitlement of real property, or (ii) assessments or agreements for the funding of roads, sewers and other infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds, and similar bonding requirements arising in the ordinary course of business of a homebuilder; and (e) Indebtedness that has been discharged or defeased in accordance with its governing documents.

Except as provided in this paragraph, the amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (7) of this definition, the lesser of (a) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of other Persons on the date that the Lien attaches and (b) the amount of the Indebtedness secured. The outstanding balance at any date of all unconditional obligations of an instrument having a principal amount shall be the outstanding principal amount thereof. The amount outstanding as of any date of any Indebtedness issued with original issue discount shall be the accreted value thereof. Except to the extent provided in the preceding sentence, the amount of any Indebtedness that is convertible into or exchangeable for Equity Interests of the Issuer outstanding as of any date shall be deemed to be equal to the principal and premium, if any, in respect of such Indebtedness, notwithstanding the provisions of GAAP (including Accounting Standards Codification Topic 470-20, Debt-Debt with Conversion and Other Options). For purposes of clause (5) of this definition, the “maximum mandatory redemption or repurchase price” of any Disqualified Equity Interests or preferred stock that do not have a fixed redemption or repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interest or preferred stock as if such Disqualified Equity Interests or preferred stock were redeemed on any date on which an amount of Indebtedness outstanding shall be required to be determined pursuant to this Indenture.

“Indenture” means this Indenture as amended or supplemented from time to time.

“Independent Financial Advisor” means an accounting appraisal or investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Issuer’s Board of Directors, qualified to perform the task for which it has been engaged and disinterested and independent with respect to the Issuer and its Affiliates; provided, however, that the prior rendering of service to the Issuer or an Affiliate of the Issuer shall not, by itself, disqualify the advisor.

“Intangible Assets” means, with respect to any Person, all goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and all other items which would be treated as intangibles on the consolidated balance sheet of such Person prepared in accordance with GAAP.

“interest” means, with respect to the Securities, interest on the Securities.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent), in the case of Moody’s, and BBB- (or the equivalent), in the case of S&P, or an equivalent rating in the case of any other Rating Agency.

“Issue Date” means the date on which the Securities are originally issued under this Indenture.

“Issuer” means Century Communities, Inc., a Delaware corporation, and its successors.

“Legal Holiday” means any date that is not a Business Day.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, lease, easement, restriction, covenant, charge, security interest, priority or other encumbrance of any kind or nature in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, and any lease in the nature thereof, any option or other agreement to sell or give a security interest in, and any filing of, or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction (other than cautionary filings in respect of operating leases).

“Lot” means all land owned by the Issuer or a Subsidiary of the Issuer which is zoned by the applicable governmental authority having jurisdiction for construction and use as Housing Units.

“Model Home Unit” means a completed Housing Unit to be used as a model home in connection with the sale of Housing Units in a residential housing project.

“Moody’s” means Moody’s Investors Service, Inc., or any successor to its debt rating business.

“Non-Recourse Indebtedness” with respect to any Person means Indebtedness of such Person for which (1) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired, developed or improved with the proceeds of such Indebtedness or such Indebtedness was incurred within 365 days after the acquisition, development or improvement of such property and (2) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness that is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse for (a) environmental warranties or indemnities, (b) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the obligor from secured assets to be paid to the lender, waste and mechanics liens or (c) similar customary “bad-boy” guarantees.

“Officer” of any Person means any of the following of such Person: the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary.

“Officer’s Certificate” means a certificate signed by an Officer of the Issuer.

“Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Issuer or the Trustee.

“PAPA” means an arrangement between the Issuer or any Restricted Subsidiary and any other Person (other than an Affiliate of the Issuer) entered into in connection with the acquisition of real estate by the Issuer or a Restricted Subsidiary from such Person, that provides for one or more future payments to such Person or any of its Affiliates, the amount of which is calculated by reference to the sales price of such real estate upon a disposition by the Issuer or a Restricted Subsidiary of such real estate (or parts thereof).

“Pari Passu Indebtedness” means any Indebtedness of the Issuer or any Guarantor that ranks equally in right of payment with the Securities or the Guarantee of such Guarantor, as applicable (without giving effect to collateral arrangements).

“Permitted Holders” means (i) Messrs. Dale Francescon and Robert J. Francescon; (ii) any spouse, civil partner or relative (or the spouse or civil partner of such relative) of either Person specified in clause (i) of this definition; (iii) any Person directly or indirectly controlled by, or any trust for the benefit of, any Person specified in clauses (i) and (ii) of this definition; (iv) the estate, executors, administrators or similar Persons for any Person specified in clauses (i), (ii) or (iii) of this definition; (v) any Person or any of the Persons who were a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) whose ownership of assets or Voting Stock has triggered a Change of Control in respect of which a Change of Control Offer has been made and all Securities that were tendered therein have been accepted and paid; and (vi) any corporation, limited liability company or other entity more than 50% of the voting and economic rights of the equity interests of which are held, directly or indirectly, by any one or more of the foregoing Persons.

“Permitted Liens” means the following types of Liens:

(1)

(a) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, construction contractors, repairmen and other Liens imposed by law incurred in the ordinary course of business and (b) Liens for taxes, assessments or governmental or quasi-governmental charges or claims, in either case, for sums not yet delinquent or being contested in good faith by appropriate proceedings, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

(2)

Liens incurred or deposits and pledges made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, public or statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, development obligations, progress payments, utility services, developer’s or other obligations to make on-site or off-site improvements and other similar obligations (including those to secure health, safety and environmental obligations) (exclusive of obligations for the payment of borrowed money);

(3)

Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person in the ordinary course of business to facilitate the purchase, shipment or storage of such inventory or other goods; provided, however, that such bankers’ acceptances do not constitute Indebtedness;

(4)

Liens securing reimbursement obligations with respect to commercial letters of credit issued pursuant to the request of and for the due account of such Person in the ordinary course of its business which encumber documents, goods covered thereby and other assets relating to such letters of credit and products and proceeds thereof;

(5)

Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Issuer or any Restricted Subsidiary, including rights of offset and setoff;

(6)

bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Issuer or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that (a) such account is not a dedicated cash collateral account and is not subject to restrictions against access by the Issuer or such Restricted Subsidiary in excess of those set forth by regulations promulgated by the Federal Reserve Board, (b) such account is not intended by the Issuer or any Restricted Subsidiary to provide collateral to the depository institution and (c) in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(7)

leases or subleases, licenses or sublicenses, (or any Liens related thereto) granted to others that do not materially interfere with the ordinary course of business of the Issuer or any Restricted Subsidiary;

(8)	Liens arising from filing Uniform Commercial Code financing statements regarding operating leases entered into by the Issuer and the Restricted Subsidiaries in the ordinary course of business;

(9)	Liens securing all of the Securities and Liens securing any Guarantee with respect to all of the Securities;

(10)	Liens in favor of the Trustee under and as permitted by this Indenture and similar Liens in favor of other trustees, agents and representatives;

(11)

Liens existing on the Issue Date securing Indebtedness outstanding on the Issue Date, plus renewals and extensions of such Liens secured by the same or similar property (without increase in the amount, or change in any direct or contingent obligor, of the Indebtedness or other obligations secured thereby);

(12)	Liens in favor of the Issuer or any Restricted Subsidiary;

(13)

Liens on any (a) model homes, (b) homes held for sale, (c) homes that are under contract for sale, (d) contracts for the sale of homes, (e) single-family or multi-unit properties held for rental purposes, (f) land (improved or unimproved), (g) manufacturing plants, (h) warehouses, (i) homes or land subject to any land banking transactions or options contracts, or (j) office buildings, and fixtures and equipment located thereat or thereon;

(14)

Liens securing Non-Recourse Indebtedness of the Issuer or any Restricted Subsidiary; provided that such Liens apply only to (a) the property financed out of the net proceeds of such Non-Recourse Indebtedness within 270 days after the incurrence of such Non-Recourse Indebtedness, and (b) Directly Related Assets;

(15)

Liens securing Purchase Money Indebtedness and Refinancing Indebtedness; provided that such Liens apply only to (a) the asset acquired, installed, designed, constructed or improved with the proceeds of such Purchase Money Indebtedness and, except with respect to Refinancing Indebtedness, within 270 days after the incurrence of such Purchase Money Indebtedness and (b) Directly Related Assets;

(16)

Liens securing Acquired Indebtedness; provided that the Liens do not extend to assets not subject to such Lien at the time of acquisition (other than Directly Related Assets); provided, however, that such Liens are limited to all or part of the same property, other assets or stock (plus improvements, accession, proceeds or dividends or distributions in connection with the original property, other assets or stock) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate;

(17)

Liens on assets of a Person existing at the time such Person is acquired or merged with or into or consolidated with the Issuer or any such Restricted Subsidiary (and not created in anticipation or contemplation thereof); provided that such Liens may not extend to any other assets owned by the Issuer or any Restricted Subsidiary;

(18)

Liens to secure Attributable Indebtedness; provided that any such Lien shall not extend to or cover any assets of the Issuer or any Restricted Subsidiary other than (a) the assets which are the subject of the Sale and Leaseback Transaction in which the Attributable Indebtedness is incurred, and (b) Directly Related Assets;

(19)

Liens deemed to exist by reason of (i) any encumbrance or restriction (including put and call arrangements) with respect to the Equity Interests of any joint venture or similar arrangement pursuant to any joint venture or similar agreement or (ii) any encumbrance or restriction imposed under any contract for the sale by the Issuer or any Subsidiary of the Issuer of the Equity Interests of any Subsidiary of the Issuer, or any business unit or division of the Issuer or any Restricted Subsidiary permitted by this Indenture; provided that in each case such Liens shall extend only to the relevant Equity Interests;

(20)

Liens to secure Indebtedness that refinances, refunds, replaces, amends, extends or modifies, as a whole or in part, any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided that, in each case, (i) such Liens do not extend to any additional assets than those that secured the Indebtedness being refinanced, refunded, replaced, amended, extended, or modified (other than Directly Related Assets), and (ii) the Indebtedness secured by the new Lien is not increased to an amount greater than the sum of (x) the outstanding principal amount, or, if greater, the committed amount, of the Indebtedness being refinanced, refunded, replaced, amended, extended or modified, plus accrued and unpaid interest thereon, and (y) the amount of any premium paid (including tender premiums), and the amount or expenses incurred by the Issuer or a Restricted Subsidiary in connection with such refunding, refinancing, replacement, amendment, extension or modification;

(21)	attachment or judgment Liens not giving rise to a Default and which are adequately bonded and being contested in good faith by appropriate proceedings;

(22)

survey exceptions, easements, rights-of-way, dedications, covenants, conditions, restrictions, reservations, assessment district and other similar charges or encumbrances not materially interfering with the ordinary course of business of the Issuer and its Subsidiaries;

(23)

zoning restrictions, easements, licenses, reservations, encroachments, protrusion permits, servitudes, covenants, conditions, waivers, restrictions on the use of real property or minor irregularities in title thereto (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances recorded against the fee estate, with or without consent of the lessee), which do not materially impair the use of such real property in the ordinary course of business of the Issuer and its Subsidiaries or the value of such real property for the purpose of such business;

(24)	Liens on Equity Interests in an Unrestricted Subsidiary to the extent that such Liens secure Indebtedness of such Unrestricted Subsidiary;

(25)	Liens for homeowner, condominium and similar association fees and assessments and other payments;

(26)

Licenses of intellectual property granted in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Issuer or any Restricted Subsidiary;

(27)

pledges, deposits and other Liens existing under, or required to be made in connection with, (i) earnest money obligations, escrows or similar purpose undertakings or indemnifications in connection with any option agreements or purchase and sale agreement, (ii) development agreements or other contracts entered into with governmental authorities (or an entity sponsored by a governmental authority), in connection with the entitlement of real property or (iii) agreements for the funding of infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds, and similar bonding requirements arising in the ordinary course of business of a homebuilder;

(28)	Liens securing Hedging Obligations and Cash Management Obligations;

(29)	Liens on Model Home Units and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom;

(30)	rights of purchasers and borrowers with respect to security deposits, escrow funds and other amounts held by the Issuer or any Restricted Subsidiary;

(31)	any interest or title of a lessor under a Capitalized Lease Obligation or an operating lease;

(32)

Liens securing Indebtedness; provided that the principal amount of such Indebtedness secured pursuant to this clause (32) together with all other Indebtedness then outstanding and incurred under this clause (32) does not exceed the greater of $40.0 million and 4.0% of Consolidated Tangible Assets at the time of incurrence;

(33)

Liens securing obligations of the Issuer or any Restricted Subsidiary to any third party in connection with PAPAs, provided that such Liens do not at any time encumber any property, other than the property (and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom) acquired in connection with such PAPA and the proceeds and products thereof; and

(34)	any right of first refusal, right of first offer, option, contract or other agreement to sell an asset.

“Permitted Sale and Leaseback Transaction” means (1) the Issuer or the relevant Restricted Subsidiary receives Fair Market Value for the property sold (it being understood that, for the avoidance of doubt, fair value may take into account all circumstances of the Sale and Leaseback Transaction, including, without limitation, the leaseback arrangement); and (2) the Issuer or a Restricted Subsidiary, within 365 days after the completion of the Sale and Leaseback Transaction, applies, or enters into a definitive agreement to apply, an amount equal to the net proceeds therefrom either: (i) to the redemption, repayment or other retirement for value of (A) the Securities or (B) any Indebtedness of the Issuer or any Restricted Subsidiary that is for borrowed money or is evidenced by a bond, note, debenture, guarantee or similar instrument (other than a trade payable or a current liability arising in the ordinary course of business) and which Indebtedness ranks equally in right of payment with the Securities or a Guarantee, as applicable; or (ii) to the purchase by the Issuer or a Restricted Subsidiary of property used in the trade or business of the Issuer or any Restricted Subsidiary.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

“Plan of Liquidation,” with respect to any Person, means a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise): (1) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety; and (2) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition of all or substantially all of the remaining assets of such Person to creditors and holders of Equity Interests of such Person.

“principal” means, with respect to the Securities, the principal of, and premium, if any, on the Securities.

“Purchase Money Indebtedness” means Indebtedness, including Capitalized Lease Obligations, of the Issuer or any Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price of property, plant or equipment used in the business of the Issuer or any Restricted Subsidiary or the cost of installation, design, construction or improvement thereof; provided, however, that (1) the amount of such Indebtedness shall not exceed such purchase price or cost (including financing costs), (2) such Indebtedness shall not be secured by any asset other than the specified asset being financed or, in the case of real property or fixtures, including additions and improvements, the real property to which such asset is attached and Directly Related Assets, and (3) such Indebtedness shall be incurred within 365 days after such acquisition of such asset by the Issuer or such Restricted Subsidiary or such installation, design, construction or improvement.

“Rating Agency” means each of S&P and Moody’s or, if S&P or Moody’s or both shall not make a rating on the Securities publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Issuer (as certified by a resolution of the Board of Directors) which shall be substituted for S&P or Moody’s or both, as the case may be.

“Ratings Category” means (1) with respect to Moody’s, any of the following categories: Ba, B, Caa, Ca, C and D (or equivalent successor categories); and (2) with respect to S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories). In determining whether the rating of the Securities has decreased by one or more gradations, gradations within Ratings Categories (1, 2 and 3 for Moody’s; or + and – for S&P) will be taken into account (e.g., with respect to S&P a decline in rating from BB+ to BB, as well as from BB to B+, will constitute a decrease of one gradation).

“Ratings Decline” means a downgrade by one or more gradations (including gradations within Ratings Categories as well as between Ratings Categories) or withdrawal of the rating of the Securities within the Ratings Decline Period by each of the Rating Agencies (unless the applicable Rating Agency shall have put forth a written statement to the effect that such downgrade is not attributable, in whole or in part, to the applicable Change of Control); provided that no Ratings Decline shall be deemed to occur if, following such downgrades, the rating of the Securities by either Rating Agency is equal to or better than the rating of the Securities by such Rating Agency on the Issue Date.

“redeem” means to redeem, repurchase, purchase, defease, retire, discharge or otherwise acquire or retire for value; and “redemption” shall have a correlative meaning.

“Refinancing Indebtedness” means Indebtedness of the Issuer or a Restricted Subsidiary issued in exchange for, or the proceeds from the issuance and sale or disbursement of which are used to refund, replace, repurchase, renew, extend, redeem or refinance in whole or in part, or constitutes an amendment of, any Indebtedness of the Issuer or any Restricted Subsidiary (the “Refinanced Indebtedness”) in a principal amount (or if issued with original issue discount, an issue price) not in excess of the principal amount of the Refinanced Indebtedness (plus, in each case, the amount of any premium paid (including tender premiums), accrued and unpaid interest and the amount of expenses incurred by the Issuer or any Restricted Subsidiary in connection with such repayment or amendment); provided that:

(1)

if the Refinanced Indebtedness was subordinated in right of payment to the Securities or the Guarantees, as the case may be, then such Refinancing Indebtedness, by its terms, is expressly subordinated in right of payment to the Securities or the Guarantees, as the case may be, at least to the same extent as the Refinanced Indebtedness and if the Refinanced Indebtedness was pari passu with the Securities or the Guarantees, as the case may be, then the Refinancing Indebtedness ranks pari passu with, or is expressly subordinated in right of payment to, the Securities or the Guarantees, as the case may be;

(2)

the Refinancing Indebtedness has a Stated Maturity that is not earlier than the earlier of (a) the Stated Maturity of the Refinanced Indebtedness being repaid or amended or (b) the date that is 91 days after the Stated Maturity of the Securities;

(3)

the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the Stated Maturity of the Securities has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Refinanced Indebtedness being repaid that is scheduled to mature on or prior to the Stated Maturity of the Securities; and

(4)	Refinancing Indebtedness is secured only to the extent, if at all, and by the assets (including Directly Related Assets), that the Refinanced Indebtedness being repaid, extended or amended is secured.

“Restricted Subsidiary” means any Subsidiary of the Issuer other than an Unrestricted Subsidiary.

“Revolving Credit Facility” means the revolving line of credit provided under the Second Amended and Restated Credit Agreement, dated as of May 21, 2021, among the Issuer, Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, Texas Capital Bank, National Association, BBVA USA, BofA Securities, Inc., Fifth Third Bank, National Association, and U.S. Bank National Association, as Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, N.A., as Syndication Agent, and the lenders from time to time party thereto, as it may be amended and/or supplemented from time to time.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its debt rating business.

“Sale and Leaseback Transaction” means, with respect to any Person, an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person of any asset of such Person which has been or is being sold or transferred by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such asset.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Indebtedness” means any Indebtedness which is secured by (1) a Lien in or on any property of the Issuer or any Restricted Subsidiary or (2) a Lien in or on shares of capital stock owned directly or indirectly by the Issuer or any Restricted Subsidiary or in respect of Indebtedness of a Person in which the Issuer or any Restricted Subsidiary has an Equity Interest. The securing in the foregoing manner of any Indebtedness which immediately prior thereto was not Secured Indebtedness shall be deemed to be the creation of Secured Indebtedness at the time the Lien is created, incurred, assumed or otherwise caused to exist or become effective.

“Securities Act” means the Securities Exchange Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Rule 1-02 under Regulation S-X promulgated pursuant to the Securities Act as such Regulation is in effect on the Issue Date.

“Stated Maturity” means, with respect to any security, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but not including any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity that is or is required to be consolidated in the consolidated financial statements of such Person in accordance with GAAP. Unless otherwise specified, “Subsidiary” refers to a Subsidiary of the Issuer.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to February 15, 2029 (the date that is six months prior to the maturity date of the Securities); provided, however, that, if the period from the redemption date to February 15, 2029 (the date that is six months prior to the maturity date of the Securities) is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of U.S. Treasury securities for which such yields are given, except that if the period from the redemption date to February 15, 2029 (the date that is six months prior to the maturity date of the Securities) is less than one year, the weekly average yield on actually traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb).

“Trustee” means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

“Trust Officer” means any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person’s knowledge of or familiarity with the particular subject.

“Unrestricted Subsidiary” means (1) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Issuer in accordance with Section 4.04 and (2) any Subsidiary of an Unrestricted Subsidiary.

“U.S. Government Obligations” means direct non-callable obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

“Voting Stock” with respect to any Person, means securities of any class of Equity Interests of such Person entitling the holders thereof (normally and without regard to any contingency) to vote in the election of members of the Board of Directors of such Person.

“Weighted Average Life to Maturity” when applied to any Indebtedness at any date, means the number of years obtained by dividing (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (2) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned Restricted Subsidiary” means a Restricted Subsidiary of which 100% of the Equity Interests (except for directors’ qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) are owned directly by the Issuer or through one or more Wholly-Owned Restricted Subsidiaries.

SECTION 1.02.           Other Definitions.

Term	Defined in Section
“Change of Control Offer”	4.03(b)
“Change of Control Purchase Price”	4.03(a)
“covenant defeasance option”	8.01(b)
“Depository”	Appendix
“Equal and Ratable Secured Indebtedness”	4.05(a)
“Event of Default”	6.01
“Guaranteed Obligations”	10.01
“legal defeasance option”	8.01(b)
“Paying Agent”	2.03
“Registrar”	2.03
“Redemption Date”	3.07(a)
“Reinstatement Date”	4.07(b)
“Successor”	5.01(a)(1)
“Suspended Covenant”	4.07(a)

Term	Defined in Section
“Suspended Provisions”	4.07(a)
“Suspension Date”	4.07(b)
“Suspension Event”	4.07(a)
“Suspension Event Notice”	4.07(a)
“Suspension Period”	4.07(b)
“Triggering Lien”	4.05(a)

SECTION 1.03.          Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

“Commission” means the SEC;

“indenture securities” means the Securities and the Guarantees;

“indenture security holder” means a Securityholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means the Trustee; and

“obligor” on the Securities and the Guarantees means the Issuer and each Guarantor, respectively, and any other obligor on the Securities and the Guarantees, respectively.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

SECTION 1.04.          Rules of Construction. Unless the context otherwise requires:

(1)	a term has the meaning assigned to it;

(2)	an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3)	“or” is not exclusive;

(4)	“including” means including without limitation;

(5)	words in the singular include the plural and words in the plural include the singular;

(6)

Indebtedness shall not be considered subordinate in right of payment to any other Indebtedness solely by virtue of being unsecured, secured with a subset of the collateral securing such other Indebtedness or with different collateral, secured to a lesser extent or secured with lower priority, by virtue of structural subordination, by virtue of maturity date, order of payment or order of application of funds, or by virtue of not being guaranteed by all guarantors of such other Indebtedness, and any subordination in right of payment must be pursuant to a written agreement or instrument;

(7)

the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

(8)

the principal amount of any preferred stock shall be (A) the maximum liquidation value of such preferred stock or (B) the maximum mandatory redemption or mandatory repurchase price with respect to such preferred stock, whichever is greater; and

(9)	all references to the date the Securities were originally issued shall refer to the Issue Date.

Article 2
THE SECURITIES

SECTION 2.01.          Form and Dating. Provisions relating to the Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto (the “Appendix”) which is hereby incorporated in, and expressly made part of, this Indenture. The Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A to the Appendix, which is hereby incorporated in, and expressly made a part of, this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuer is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Issuer). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix and Exhibit A are part of the terms of this Indenture.

SECTION 2.02.          Execution and Authentication. One Officer shall sign the Securities for the Issuer by manual, facsimile or other electronic signature.

If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

On the Issue Date, the Issuer shall issue and the Trustee shall authenticate and deliver $500,000,000 of 3.875% Senior Notes Due 2029 and, at any time and from time to time thereafter, the Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount specified by the Issuer in such order, in each case upon a written order of the Issuer signed by an Officer of the Issuer. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 2.13 after the Issue Date, shall certify that such issuance is in compliance with this Indenture.

The Trustee may appoint an authenticating agent reasonably acceptable to the Issuer to authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Issuer. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

SECTION 2.03.          Registrar and Paying Agent. The Issuer shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the “Registrar”) and an office or agency where Securities may be presented for payment (the “Paying Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent and the term “Registrar” includes any co-registrar.

The Issuer shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of any such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Issuer or any Wholly Owned Restricted Subsidiary incorporated or organized within the United States of America may act as Paying Agent, Registrar, co-registrar or transfer agent.

The Issuer may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; provided, however, that no such removal shall become effective until (i) if applicable, acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Issuer and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (ii) written notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (i) above. The Registrar or Paying Agent may resign at any time upon written notice to the Issuer and the Trustee; provided, however, that the Trustee may resign as Paying Agent or Registrar only if the Trustee also resigns as Trustee in accordance with Section 7.08.

The Issuer initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

SECTION 2.04.          Paying Agent To Hold Money in Trust. Prior to 10:00 a.m., New York City time, on each due date of the principal and interest on any Security, the Issuer shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Issuer shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Issuer in making any such payment. If the Issuer or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund for the benefit of the Trustee and the Holders. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section 2.04, the Paying Agent shall have no further liability for the money delivered to the Trustee. Upon any Event of Default specified in Section 6.01(7) or (8), the Trustee shall serve as the Paying Agent for the Securities.

SECTION 2.05.          Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Issuer shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06.          Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements therefor are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. Without the prior consent of the Issuer, the Registrar is not required (1) to register the transfer of or exchange any Security selected for redemption, (2) to register the transfer of or exchange any Security for a period of 15 days before a selection of Securities to be redeemed or (3) to register the transfer or exchange of a Security between a record date and the next succeeding interest payment date.

SECTION 2.07.          Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall issue, and the Trustee shall authenticate, a replacement Security if the Trustee’s requirements are met. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Issuer to protect the Issuer and in the judgment of the Trustee to protect, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Issuer and the Trustee may charge the Holder for their expenses in replacing a Security.

Every replacement Security is an additional Obligation of the Issuer.

SECTION 2.08.          Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those replaced pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Issuer or an Affiliate of the Issuer holds the Security.

If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Issuer receive proof satisfactory to them that the replaced Security is held by a protected purchaser (as defined in Section 8-303 of the New York Uniform Commercial Code).

If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09.          Temporary Securities. Until definitive Securities are ready for delivery, the Issuer may prepare, and the Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Such temporary Securities may be Global Securities. Without unreasonable delay, the Issuer shall prepare, and the Trustee shall authenticate, definitive Securities and deliver them in exchange for temporary Securities.

SECTION 2.10.          Cancellation. The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Trustee, the Exchange Act and any other applicable law or regulation) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such cancellation to the Issuer upon the Issuer’s written request. The Issuer may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

SECTION 2.11.          Defaulted Interest. If the Issuer defaults in a payment of interest on the Securities, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Issuer may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly send to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

SECTION 2.12.          CUSIP Numbers, ISINs, etc. The Issuer in issuing the Securities may use “CUSIP” numbers, ISINs and “Common Code” numbers (in each case if then generally in use) and, if so, the Trustee shall use “CUSIP” numbers, ISINs and “Common Code” numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall advise the Trustee promptly in writing of any change in any “CUSIP” numbers, ISINs or “Common Code” numbers applicable to the Securities.

SECTION 2.13.          Issuance of Additional Securities. After the Issue Date, the Issuer shall be entitled to issue Additional Securities under this Indenture in an unlimited principal amount, which Securities shall have identical terms as the Securities issued on the Issue Date, other than with respect to the issue date, the issue price, the first interest payment date and the first date from which interest will accrue. All the Securities issued under this Indenture shall be treated as a single class for all purposes of this Indenture including waivers, amendments, redemptions and offers to purchase.

With respect to any Additional Securities, the Issuer shall set forth in a resolution of the Board of Directors and an Officer’s Certificate, which shall be delivered to the Trustee, the following information:

(1)	the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture; and

(2)

the issue price, the issue date, the first interest payment date, the first date from which interest will accrue and the CUSIP number of such Additional Securities; provided, however, that a separate CUSIP number will be issued for any Additional Securities unless the Securities and the Additional Securities are fungible for U.S. federal income tax purposes, subject to the procedures of the Depository.

Article 3
REDEMPTION

SECTION 3.01.          Notices to Trustee. If the Issuer elects to redeem Securities pursuant to Section 3.07 and paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur.

The Issuer shall give each notice to the Trustee provided for in this Section at least 10 days but not more than 60 days before the redemption date. Any such notice may be canceled at any time prior to a notice of such redemption being sent to any Holder and shall thereby be void and of no effect.

SECTION 3.02.          Selection of Securities to Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, as so notified by the Issuer; or if the Securities are not then listed on a national security exchange, on a pro rata basis (or in the case of Global Securities, based on the procedures of the Depository that most nearly approximates a pro rata selection), by lot or by such method as the Trustee shall deem fair and appropriate, subject to such rounding as may be determined by the Trustee to ensure that the Securities are redeemed in multiples of $1,000 in principal amount and that no unredeemed portion of a Security redeemed in part is less than $2,000 in principal amount. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $2,000. Securities and portions of them the Trustee selects shall be in principal amounts of $2,000 or any greater integral multiple of $1,000 thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Issuer promptly of the Securities or portions of Securities to be redeemed.

SECTION 3.03.          Notice of Redemption. At least 10 days but not more than 60 days before a date for redemption of Securities, the Issuer shall mail a notice of redemption by first-class mail to each Holder’s registered address, or in the case of Global Securities, deliver electronically in accordance with the applicable procedures of the Depository, to each Holder of Securities to be redeemed, except that redemption notices may be sent more than 60 days prior to the redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture. Any inadvertent defect in the notice of redemption, including an inadvertent failure to give notice, to any Holder selected for redemption shall not impair or affect the validity of the redemption of any other Security redeemed in accordance with provisions of this Indenture.

The notice shall identify the Securities to be redeemed and shall state:

(1)	the redemption date;

(2)	the redemption price;

(3)	the name and address of the Paying Agent;

(4)	that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(5)	if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

(6)	that, unless the Issuer defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(7)	the “CUSIP” number, ISIN or “Common Code” number, if any, printed on the Securities being redeemed;

(8)	that no representation is made as to the correctness or accuracy of the “CUSIP” number, ISIN, or “Common Code” number, if any, listed in such notice or printed on the Securities; and

(9)

if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be extended or delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so extended or delayed.

At the Issuer’s request, the Trustee shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense. In such event, the Issuer shall provide the Trustee with an Officer’s Certificate containing the information required by this Section 3.03 at least five (5) Business Days prior to the date on which the Issuer instructs the Trustee to send the notice (unless the Trustee consents to a shorter period).

SECTION 3.04.          Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice; provided, however, that any redemption notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering or other corporate transaction, including without limitation a financing or a Change of Control. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date), and such Securities shall be canceled by the Trustee. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

SECTION 3.05.          Deposit of Redemption Price. Prior to 10:00 a.m., New York City time, on the redemption date, the Issuer shall deposit with the Paying Agent (or, if the Issuer or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Issuer to the Trustee for cancellation. On and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption so long as the Issuer has deposited with the Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest on, the Securities to be redeemed. The Paying Agent will promptly return to the Issuer any money deposited with the Paying Agent by the Issuer in excess of the amounts necessary to pay the redemption price of and accrued interest on all Securities to be redeemed.

SECTION 3.06.          Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Issuer shall execute and the Trustee shall authenticate for the Holder (at the Issuer’s expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07.          Optional Redemption.

(a)           At any time prior to February 15, 2029 (the date that is six months prior to the maturity date of the Securities), the Issuer is entitled to redeem all or a part of the Securities upon not less than 10 nor more than 60 days’ notice at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest to, but excluding, the date of redemption (the “Redemption Date”), subject to the rights of holders of record of Securities on the relevant record date to receive interest due on the relevant interest payment date. With respect to any such redemption, the Issuer shall notify the Trustee of the Applicable Premium with respect to the Securities to be redeemed promptly after the calculation thereof and the Trustee will not be responsible for such calculation.

(b)           On or after February 15, 2029 (the date that is six months prior to the maturity date of the Securities), the Issuer is entitled to redeem all or a part of the Securities upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date, subject to the rights of holders of record of Securities on the relevant record date to receive interest due on the relevant interest payment date.

(c)           Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable Redemption Date.

(d)           In addition, any redemption of Securities as described above or notice thereof may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction or other event. If any redemption is so subject to the satisfaction of one or more conditions precedent, the notice thereof shall describe each such condition and, if applicable, shall state that, in the Issuer’s sole discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), and/or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed, and/or that such notice may be rescinded at any time by the Issuer if the Issuer determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). If any Redemption Date shall be delayed as contemplated by this Section 3.07(d) and the terms of the applicable notice of redemption, such Redemption Date as so delayed may occur at any time after the original Redemption Date set forth in the applicable notice of redemption and after the satisfaction (or waiver) of any applicable conditions precedent, including, without limitation, on a date that is less than 10 days after the original Redemption Date or more than 60 days after the date of the applicable notice of redemption. In addition, the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person.

(e)           Notwithstanding the foregoing, in connection with any tender offer or Change of Control Offer, if Holders of not less than 90% in the aggregate principal amount of the outstanding Securities validly tender and do not validly withdraw such Securities in such offer, and the Issuer or a third party in lieu of the Issuer, purchases all of the Securities validly tendered and not validly withdrawn by such Holders, the Issuer or such third party will have the right upon not less than 10 nor more than 60 days’ prior notice to redeem all Securities that remain outstanding following such purchase at a redemption price equal to the price offered to each other Holder (excluding any early tender or incentive fee) in such tender offer or Change of Control Offer plus, to the extent not included in the tender offer or Change of Control Offer, accrued and unpaid interest, if any, thereon to, but excluding, the date of such redemption.

(f)            Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

SECTION 3.08.          Mandatory Redemption.

The Issuer is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

Article 4
COVENANTS

SECTION 4.01.          Payment of Securities. The Issuer shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if prior to such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due.

The Issuer shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02.          Reports to Holders. (a) Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act, for so long as the Securities are outstanding, the Issuer shall furnish to Holders of Securities, within the time periods specified in the SEC’s rules and regulations (including any grace periods or extensions permitted by the SEC): (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Issuer were required to file these Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, an audit report on the annual financial statements by the Issuer’s certified independent accountants, and (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Issuer were required to file these reports.

(b)          In addition, whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act, for so long as the Securities are outstanding, the Issuer shall, to the extent permitted by the SEC, file a copy of all of the information and reports referred to in Section 4.02(a)(1) and (2) with the SEC for public availability within the time periods specified in the SEC’s rules and regulations (including any grace periods or extensions permitted by the SEC) and make the information available to securities analysts and prospective investors upon request.

(c)          At any time that there shall be one or more Unrestricted Subsidiaries that, in the aggregate, hold more than 15.0% of Consolidated Tangible Assets, the quarterly and annual financial information required by this Section 4.02 shall include a reasonably detailed presentation, either on the face of the financial statements or in the notes thereto of the financial condition and results of operations of the Issuer and the Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries.

(d)          In addition, to the extent not satisfied by the foregoing, the Issuer and the Guarantors have agreed that, for so long as any Securities remain outstanding, the Issuer shall furnish to the Holders of the Securities and prospective investors, upon their request, information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(e)          In addition, the Issuer will:

(1)          hold a quarterly conference call to discuss the information contained in the reports not later than ten Business Days from the time the Issuer furnishes the reports to the Holders; and

(2)          no fewer than three Business Days prior to the date of the conference call required to be held in accordance with Section 4.02(e)(1), issue a press release to the appropriate U.S. wire services announcing the time and date of such conference call and directing the Holders or beneficial owners of, and prospective investors in the Securities and securities analysts and market makers to contact an individual at the Issuer (for whom contact information shall be provided in such press release) to obtain the reports and information on how to access such conference call.

(f)           Any information filed with, or furnished to, the SEC within the time periods specified in this Section 4.02 shall be deemed to have been furnished to the Holders of Securities and prospective investors as required by this Section 4.02, and to the extent such filings comply with the rules and regulations of the SEC regarding such filings, they will be deemed to comply with the requirements of this Section 4.02.

(g)          When any Default or Event of Default has occurred and is continuing under this Indenture, the Issuer shall within 30 days of becoming aware of such Default or Event of Default deliver to the Trustee an Officer’s Certificate specifying such event and stating what action the Issuer and/or the Guarantor are taking or propose to take with respect thereto. The Issuer will also deliver to the Trustee annually an Officer’s Certificate stating that, to the signing Officer’s knowledge, no Default has occurred under this Indenture, or, if a Default has occurred, what action the Issuer and/or Guarantors are taking or propose to take with respect thereto.

SECTION 4.03.           Change of Control. (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Issuer repurchase such Holder’s Securities at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase (the “Change of Control Purchase Price”) plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the terms contemplated in Section 4.03(b).

(b)          No later than 30 days following any Change of Control, the Issuer shall mail or deliver electronically in accordance with the applicable procedures of the Depository a notice to each Holder with a copy to the Trustee (the “Change of Control Offer”) stating:

(1)

that a Change of Control has occurred and that such Holder has the right to require the Issuer to purchase such Holder’s Securities at the Change of Control Purchase Price, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest on the relevant interest payment date);

(2)	the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

(3)	the instructions, as determined by the Issuer, consistent with this Section 4.03, that a Holder must follow in order to have its Securities purchased.

(c)          Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Issuer at the address specified in the notice at least three Business Days prior to the purchase date. Holders will be entitled to withdraw their election if the Issuer receives not later than one Business Day prior to the purchase date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing its election to have such Security purchased.

(d)          On the purchase date, all Securities purchased by the Issuer under this Section shall be delivered by, or on behalf of, the Issuer to the Trustee for cancellation, together with an Officer’s Certificate confirming the purchase and directing the Trustee to cancel such Securities, and the Issuer shall pay the purchase price plus accrued and unpaid interest, if any, to the Paying Agent for the account of the Holders entitled thereto.

(e)          Notwithstanding any other provision of this Indenture, the Issuer shall not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Sections 4.03(b) and (d) and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer or if notice of redemption or discharge that is or has become unconditional has been given with respect to all Securities pursuant to Section 3.07 and Article 8, unless and until there is a default in payment of the applicable redemption price or in such discharge.

(f)          A Change of Control Offer may be made in advance of a Change of Control, conditioned upon the occurrence of such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(g)         The Issuer shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.03. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.03, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.03 by virtue of its compliance with such securities laws or regulations.

SECTION 4.04.           Limitations on Designation of Unrestricted Subsidiaries. (a) The Issuer may designate any Subsidiary of the Issuer to be an “Unrestricted Subsidiary” if (1) that designation would not cause a Default and (2) the Issuer concurrently designates, or has previously designated, such Restricted Subsidiary to be an Unrestricted Subsidiary pursuant to and in compliance with each syndicated Credit Facility. The Issuer may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary.

(b)         Any designation of a Subsidiary of the Issuer as an Unrestricted Subsidiary will be evidenced by delivery to the Trustee of an Officer’s Certificate certifying that such designation complied with the preceding provision. If, at any time, any Unrestricted Subsidiary would fail to meet the definition of “Unrestricted Subsidiary,” it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Liens of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Issuer as of such date and, if such Liens are not permitted to be incurred as of such date under Section 4.05, the Issuer will be in default of such covenant.

(c)         The Issuer may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Issuer; provided that such designation will be deemed to be an incurrence of Liens by a Restricted Subsidiary of the Issuer of any outstanding Liens of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Liens are permitted under Section 4.05, and (2) no Event of Default would be in existence following such designation.

SECTION 4.05.           Limitations on Liens.

(a)         The Issuer shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume or otherwise cause to exist or become effective any Lien (a “Triggering Lien”) of any kind (other than Permitted Liens) securing Indebtedness upon any of their property or assets, now owned or hereafter acquired, or any income or profits therefrom unless all payments due under this Indenture and the Securities (or under a Guarantee in the case of Liens of a Guarantor) are secured on an equal and ratable basis with the obligations so secured (such Indebtedness in respect of which the Securities or Guarantees have been so secured, the “Equal and Ratable Secured Indebtedness”) until such time as such obligations are no longer secured by a Triggering Lien.

(b)         Notwithstanding Section 4.05(a), the Issuer or any of the Restricted Subsidiaries may create, incur, assume or otherwise cause to exist or become effective any Lien of any kind (other than Permitted Liens) securing Indebtedness, without equally and ratably securing the Securities (or a Guarantee in the case of Liens of a Guarantor) pursuant to Section 4.05(a), if immediately thereafter the sum of (a) the aggregate principal amount of all Secured Indebtedness outstanding (excluding Indebtedness secured by Permitted Liens and any Equal and Ratable Secured Indebtedness) and (b) all Attributable Indebtedness in respect of Sale and Leaseback Transactions (excluding Attributable Indebtedness in respect of Permitted Sale and Leaseback Transactions and Exempt Sale and Leaseback Transactions) would not exceed 20% of Consolidated Net Tangible Assets as of such date.

(c)         For purposes of determining compliance with this Section 4.05 and Section 4.08, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to either Section 4.05(a) or (b) or to one category (or portion thereof) of Permitted Liens described in clauses (1) through (34) of the definition of “Permitted Liens” but may be permitted in part under any combination thereof and (B) in the event that a Lien securing an item of Indebtedness, Disqualified Equity Interests or preferred stock (or any portion thereof) meets the criteria of either Section 4.05(a) or 4.05(b) or one or more of the categories (or portions thereof) of Permitted Liens described in clauses (1) through (34), the Issuer shall, in its sole discretion, divide, classify or reclassify, or later divide, classify or reclassify, such Lien securing such item of Indebtedness (or any portion thereof) in any manner that complies (based on circumstances existing at the time of such division, classification or reclassification) with this Section 4.05. For the avoidance of doubt, if and to the extent that any Indebtedness is incurred to refinance, refund or replace any Indebtedness secured by Liens permitted under any clause of the definition of “Permitted Liens” or Section 4.05(b) that is limited by a percentage of Consolidated Net Tangible Assets, the Indebtedness so incurred may be secured by Liens pursuant to such clause or subclause or Section 4.05(b) at such time.

(d)         With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, the payment of dividends on preferred stock in the form of additional shares of preferred stock of the same class, accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing such Indebtedness.

SECTION 4.06.           Additional Guarantees. After the Issue Date, the Issuer will cause (a) each Restricted Subsidiary that guarantees Indebtedness for borrowed money of the Company or any Guarantor, in each case in excess of $25.0 million, and (b) each other domestic Wholly-Owned Restricted Subsidiary, other than any Immaterial Subsidiary (until such Immaterial Subsidiary is no longer an Immaterial Subsidiary), to execute and deliver to the Trustee, within 30 days of incurring such guarantee (in the case of clause (a) above) or the applicable date of acquisition or creation (or change in status of an Immaterial Subsidiary) (in the case of clause (b) above), (1) a supplemental indenture to this Indenture pursuant to which such Restricted Subsidiary shall provide a Guarantee; and (2) deliver to the Trustee, in addition to an Officer’s Certificate and opinion of counsel meeting the requirements of this Indenture, one or more opinions of counsel that such supplemental indenture (a) has been duly authorized, executed and delivered by such Restricted Subsidiary and (b) constitutes a valid and legally binding obligation of such Restricted Subsidiary in accordance with its terms.

The Issuer at any time at its sole option may cause any non-guarantor Subsidiary to become a Guarantor by executing a supplemental indenture to this Indenture and delivering the documents required by this Indenture.

SECTION 4.07.           Changes in Covenants when the Securities are Rated Investment Grade. (a) At any time after the Securities have received an Investment Grade Rating from both of the Rating Agencies (a “Suspension Event”), upon notice by the Issuer to the Trustee in an Officer’s Certificate certifying that a Suspension Event has occurred and that at the time of the giving of such notice no Default has occurred and is continuing under this Indenture (a “Suspension Event Notice”), then, at the option of the Issuer, Section 4.06 of this Indenture (the “Suspended Covenant”) will be suspended and the Issuer and its Restricted Subsidiaries will not be subject to Section 4.06 of this Indenture. In addition, upon the occurrence of a Suspension Event, at the option of the Issuer, the Guarantees of the Guarantors will also be released (together with the Suspended Covenant, the “Suspended Provisions”).

(b)         If at any time thereafter the Securities’ credit rating is below an Investment Grade Rating by any Rating Agency, then the Suspended Provisions will thereafter be reinstated as if such provisions had never been suspended (the “Reinstatement Date”) and be applicable pursuant to the terms of this Indenture, unless and until the Securities subsequently attain an Investment Grade Rating from both of the Rating Agencies and no Default is in existence and continuing at such time (in which event the Suspended Provisions shall no longer be in effect for such time that the Securities maintain an Investment Grade Rating from both of the Rating Agencies); provided, however, that no Default or breach of any kind shall be deemed to exist under this Indenture, the Securities or the Guarantees with respect to the Suspended Provisions based on, and none of the Issuer nor any of its Subsidiaries shall bear any liability for, any actions taken or events occurring during the Suspension Period (as defined below) that were permitted at such time, regardless of whether such actions or events would not have been permitted if the Suspended Provisions had remained in effect during such period. The period of time between the Suspension Date and the Reinstatement Date is referred to as the “Suspension Period.”

(c)         Promptly following the occurrence of any Suspension Date or Reinstatement Date, the Issuer shall provide an Officer’s Certificate to the Trustee regarding such occurrence.

(d)         The Trustee may rely on any such Suspension Event Notice or notice of the occurrence of a Reinstatement Date without independent investigation. The Trustee shall have no obligation to independently determine or verify if a Suspension Event or Reinstatement Date has occurred, monitor the ratings of the Securities or notify the Holders of any Suspension Event or Reinstatement Date.

SECTION 4.08.           Limitations on Sale and Leaseback Transactions. (a) The Issuer shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction after the Issue Date other than a Permitted Sale and Leaseback Transaction.

(b)         The provisions of Section 4.08(a) shall not apply to any Exempt Sale and Leaseback Transactions.

(c)         Notwithstanding Section 4.08(a), the Issuer and the Restricted Subsidiaries may enter into a Sale and Leaseback Transaction if immediately thereafter the sum of (a) the aggregate principal amount of all Secured Indebtedness outstanding (excluding Indebtedness secured by Permitted Liens and any Equal and Ratable Secured Indebtedness) and (b) all Attributable Indebtedness in respect of Sale and Leaseback Transactions (excluding Attributable Indebtedness in respect of Permitted Sale and Leaseback Transactions or Exempt Sale and Leaseback Transactions) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets as of such date.

Article 5
SUCCESSOR COMPANY

SECTION 5.01.           When Issuer May Merge or Transfer Assets. (a) The Issuer will not, directly or indirectly, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any Person (other than a merger that satisfies the requirements of Section 5.01(a)(1) with a Wholly Owned Restricted Subsidiary solely for the purpose of changing the Issuer’s jurisdiction of formation to another State of the United States), or sell, lease, transfer, convey or otherwise dispose of or assign all or substantially all of the assets of the Issuer to any Person or (ii) adopt a Plan of Liquidation unless, in either case:

(1)

either (A) the Issuer will be the surviving or continuing Person; or (B) the Person formed by or surviving such consolidation or merger (if other than the Issuer) or to which such sale, lease, conveyance or other disposition shall be made (or, in the case of a Plan of Liquidation, any Person to which assets are transferred) (collectively, the “Successor”) is a corporation, limited liability company or limited partnership organized and existing under the laws of any State of the United States of America or the District of Columbia, and the Successor (if other than the Issuer) expressly assumes, by supplemental indenture in form and substance reasonably satisfactory to the Trustee, all of the obligations of the Issuer under the Securities and this Indenture; provided that, at any time the Successor is a limited liability company or a limited partnership, there shall be a co-issuer of the Securities that is a corporation organized and existing under the laws of any State of the United States of America or the District of Columbia;

(2)

immediately prior to and immediately after giving effect to such transaction and the assumption of the obligations as set forth in Section 5.01(a)(1)(B), no Default shall have occurred and be continuing; and

(3)

the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, disposition or Plan of Liquidation complies with the provisions of this Indenture, that all applicable conditions and covenants contained in this Indenture have been complied with, that such supplemental indenture complies with the provisions of this Indenture and, with respect to such Opinion of Counsel, that such supplemental indenture is the legal, valid and binding obligation of the Issuer or the Successor, enforceable against the Issuer or the Successor (subject to customary exceptions).

For purposes of this Section 5.01, any Indebtedness of the Successor which was not Indebtedness of the Issuer immediately prior to the transaction shall be deemed to have been incurred in connection with such transaction.

(b)            Except as provided in Section 10.07, no Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, whether or not affiliated with such Guarantor, unless (1) either, (A) such Guarantor will be the surviving or continuing Person; or (B) the Person formed by or surviving any such consolidation or merger (if other than such Guarantor or another Guarantor) assumes, by supplemental indenture in form and substance satisfactory to the Trustee, all of the obligations of such Guarantor under the Guarantee of such Guarantor and this Indenture; (2) immediately after giving effect to such transaction and the assumption of the obligations as set forth in Section 5.01(b)(1)(B), no Default shall have occurred and be continuing; and (3) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, disposition or Plan of Liquidation complies with the provisions of this Indenture, all applicable conditions and covenants contained in this Indenture have been complied with and that such supplemental indenture complies with the provisions of this Indenture and, with respect to such Opinion of Counsel, that such supplemental indenture is the legal, valid and binding obligation of the Guarantor or such Person, enforceable against the Guarantor or such Person (subject to customary exceptions).

(c)            Notwithstanding the foregoing, (1) any Restricted Subsidiary may merge into the Issuer or another Restricted Subsidiary, (2) the above provisions of this Section 5.01 shall not apply to any transfer of assets between or among the Issuer and any Restricted Subsidiaries, and (3) the requirements of Section 5.01(b) will not apply to any transaction pursuant to which such Guarantor is permitted to be released from its Guarantee in accordance with the provisions described under Section 10.07.

(d)            For purposes of this Section 5.01, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the assets of one or more Subsidiaries, whose properties and assets, if held by the Issuer instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Issuer, on a consolidated basis, will be deemed to be the transfer of all or substantially all of the assets of the Issuer.

(e)            Upon any consolidation, combination or merger of the Issuer or a Guarantor, or any transfer of all or substantially all of the assets of the Issuer in accordance with this Section 5.01 in which the Issuer or such Guarantor is not the continuing obligor under the Securities or its Guarantee, the surviving entity formed by such consolidation or into which the Issuer or such Guarantor is merged or to which the sale, conveyance, lease, transfer or other disposition is made will succeed to, and be substituted for, and may exercise every right and power of, the Issuer or such Guarantor under this Indenture, the Securities and the Guarantees with the same effect as if such surviving entity had been named herein as the Issuer or such Guarantor and, except in the case of a sale, conveyance, transfer, lease or other disposition, the Issuer or such Guarantor, as the case may be, will be released from the obligation to pay the principal of and interest on the Securities or in respect of its Guarantee, as the case may be, and all of the Issuer’s or such Guarantor’s other obligations and covenants under the Securities, this Indenture and its Guarantee, if applicable.

Article 6
DEFAULTS AND REMEDIES

SECTION 6.01.           Events of Default. Each of the following is an “Event of Default”:

(1)	failure by the Issuer to pay interest on any of the Securities when it becomes due and payable and the continuance of any such failure for 30 days;

(2)

failure by the Issuer to pay the principal or premium on any of the Securities when it becomes due and payable, whether at Stated Maturity, upon redemption, upon purchase, upon acceleration or otherwise;

(3)

failure by the Issuer to comply with any other agreement or covenant in this Indenture and continuance of this failure for 60 days after written notice of the failure has been given to the Issuer by the Trustee or by the Holders (with a copy to the Trustee) of at least 30% of the aggregate principal amount of the Securities then outstanding;

(4)

default under any mortgage, indenture or other instrument or agreement under which there may be issued or by which there may be secured or evidenced Indebtedness (other than Non-Recourse Indebtedness) of the Issuer or any Restricted Subsidiary, whether such Indebtedness now exists or is incurred after the Issue Date, which default (a) is caused by a failure to pay when due principal on such Indebtedness within the applicable express grace period, or (b) results in the acceleration of such Indebtedness prior to its express final maturity, and in each case, the outstanding principal amount of such Indebtedness, together with the outstanding principal amount of any other Indebtedness with respect to which an event described in 6.01(5)(a) or (b) has occurred and is continuing, aggregates to $50.0 million or more; provided, however, that if any such default is cured or waived or any acceleration rescinded or such Indebtedness is repaid within a period of ten (10) days from the continuation of such default beyond any applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default under this Indenture and any consequential acceleration of the Securities shall automatically be rescinded so long as such rescission does not conflict with any judgment or decree;

(5)

one or more judgments or orders that exceed $50.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Issuer or any Restricted Subsidiary and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered;

(6)	the Issuer or any Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

(A)	commences a voluntary case;

(B)	consents to the entry of an order for relief against it in an involuntary case;

(C)	consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property; or

(D)	makes a general assignment for the benefit of its creditors;

(7)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

(A)	is for relief against the Issuer or any Significant Subsidiary as debtor in an involuntary case;

(B)	appoints a Bankruptcy Custodian of the Issuer or any Significant Subsidiary or a Bankruptcy Custodian for all or substantially all of the property of the Issuer or any Significant Subsidiary; or

(C)	orders the liquidation of the Issuer or any Significant Subsidiary; or

(8)

any Guarantee of any Significant Subsidiary ceases to be in full force and effect with respect to the Securities (except as otherwise provided in this Indenture) or is declared null and void in a judicial proceeding, or any such Guarantor denies or disaffirms its obligations in writing under this Indenture or such Guarantee.

The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

SECTION 6.02.           Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Issuer) occurs and is continuing the Trustee by written notice to the Issuer, or the Holders of at least 30% in aggregate principal amount of the Securities then outstanding by written notice to the Issuer and the Trustee, may, and the Trustee at the request of such Holders in accordance with this Indenture shall, declare all amounts owing under the Securities to be due and payable immediately. Upon such declaration of acceleration, the aggregate principal of and accrued and unpaid interest on the outstanding Securities shall immediately become due and payable. If an Event of Default specified in Section 6.01(6) or (7) with respect to the Issuer occurs, all outstanding Securities shall become due and payable without any further action or notice. In the event of a declaration of acceleration of the Securities because an Event of Default specified in Section 6.01(4) has occurred and is continuing, the declaration of acceleration of the Securities shall be automatically annulled if the default triggering such Event of Default pursuant to Section 6.01(4) shall be remedied or cured by the Issuer or a Restricted Subsidiary or waived by the holders of the relevant Indebtedness within 30 days after the declaration of acceleration with respect thereto and if (1) the annulment of the acceleration of the Securities would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, except nonpayment of principal, premium, if any, or interest on the Securities that became due solely because of the acceleration of the Securities, have been cured or waived. The Holders of a majority in principal amount of the outstanding Securities may waive all past or existing defaults (except with respect to nonpayment of principal, premium or interest) and rescind any such acceleration with respect to the Securities and its consequences if (1) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, other than the nonpayment of the principal, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.

SECTION 6.03.           Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.           Waiver of Defaults. The Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences except (a) a Default or Event of Default in the payment of the principal of or interest on a Security (b) a Default arising from the failure to redeem or purchase any Security when required pursuant to this Indenture or (c) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected; provided, however, that the Holders of a majority in principal amount of the Securities then outstanding may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

SECTION 6.05.           Control by Majority. The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification and security satisfactory to the Trustee against all losses, liabilities and expenses that may be caused by taking or not taking such action.

SECTION 6.06.           Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due (after giving effect to the grace period specified in Section 6.01(1)), no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

(1)	such Holder or Holders give to the Trustee written notice stating that an Event of Default is continuing;

(2)	the Holders of at least 30% in aggregate principal amount of the Securities outstanding make a written request to the Trustee to pursue the remedy;

(3)	such Holder or Holders offer to the Trustee security or indemnity satisfactory to it against any loss, liability or expense;

(4)	the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

(5)	the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder. In the event that the Definitive Securities are not issued to any beneficial owner promptly after the Registrar has received a request from the Holder of a Global Security to issue such Definitive Securities to such beneficial owner of its nominee, the Issuer expressly agrees and acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to this Indenture, the right of such beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder’s Securities as if such Definitive Securities had been issued.

SECTION 6.07.           Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.           Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

SECTION 6.09.           Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Issuer, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any proceeding.

SECTION 6.10.           Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

FIRST:	to the Trustee for amounts due under Section 7.07;

SECOND:

to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

THIRD:	to the Issuer.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Issuer shall send to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

SECTION 6.11.           Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

SECTION 6.12.           Waiver of Stay or Extension Laws. The Issuer (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

Article 7
TRUSTEE

SECTION 7.01.           Duties of Trustee. (a) If an Event of Default actually known to a Trust Officer has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the same circumstances in the conduct of his or her own affairs.

(b)           Except during the continuance of an Event of Default:

(1)

the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)

in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the form requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c)           The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(1)	this Section 7.01(c) does not limit the effect of Section 7.01(b);

(2)	the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3)	the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

(d)           Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

(e)           The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

(f)           Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(g)           No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(h)           Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

SECTION 7.02.           Rights of Trustee. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person The Trustee need not investigate any fact or matter stated in the document.

(b)           Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate or Opinion of Counsel.

(c)           The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d)           The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee’s conduct does not constitute willful misconduct, negligence or bad faith as determined by a final order of a court of competent jurisdiction that is not subject to appeal.

(e)           The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)            Except with respect to Section 4.01 (and only if the Trustee is the Paying Agent for the Securities), the Trustee shall have no duty to inquire as to the performance of the Issuer’s covenants in this Indenture. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.01(1) and 6.01(2); provided that the Trustee is the Paying Agent for the Securities at the time of such Event of Default or (ii) any Default or Event of Default of which the Trustee shall have received written notice in the manner set forth in this Indenture or a Trust Officer shall have obtained actual knowledge.

(g)           Delivery of reports, information and documents to the Trustee under Section 4.02 is for informational purposes only and the Trustee’s receipt of the foregoing shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Issuer’s website pursuant to this Indenture, or participate in any conference calls or determine whether any reports have been filed or posted.

(h)           The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action, it being understood that the Trustee shall use reasonable best efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(i)            The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(j)            Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Issuer has been advised as to the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.03.           Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04.           Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Securities or the Guarantees, it shall not be accountable for the Issuer’s use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee’s certificate of authentication

SECTION 7.05.           Notice of Defaults. If a Default or Event of Default occurs, is continuing and is known to a Trust Officer, the Trustee shall give notice of the Default or Event of Default to each Securityholder upon the later to occur of: (a) 90 days after such Default occurs or (b) 30 days after a Trust Officer has actual knowledge of the Default. Except in the case of a Default or Event of Default in the payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any) or a Default or Event of Default in complying with Section 5.01, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice does not adversely affect the interests of the Securityholders.

SECTION 7.06.           Reports by Trustee to Holders. As promptly as practicable after each May 1 beginning with the May 1 following the date of this Indenture, and in any event prior to July 1 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 1 that complies with TIA § 313(a). The Trustee also shall comply with TIA § 313(b). The Trustee will also transmit by mail all reports as required by TIA §313(c).

A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Issuer agrees to notify promptly the Trustee in writing whenever the Securities become listed on any stock exchange and of any delisting thereof.

SECTION 7.07.           Compensation and Indemnity. The Issuer shall pay to the Trustee from time to time compensation for its services as may be agreed to from time to time in writing for the Trustee’s acceptance of its duties under this Indenture. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee upon request for all reasonable expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuer and each Guarantor shall jointly and severally indemnify each of the Trustee and any predecessor Trustee, their officers, directors, employees and agents, for, and hold each of them harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) and reasonable attorneys’ fees and expenses incurred by each of them in connection with acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of enforcing this Indenture against the Issuer (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuer, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder (including settlement costs). The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Trustee shall provide reasonable cooperation at the Issuer’s expense in the defense. The Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel; provided, however, that the Issuer shall not be required to pay such fees and expenses if it assumes the Trustee’s defense and, in the Trustee’s reasonable judgment, there is no conflict of interest between the Issuer and the Trustee in connection with such defense, except the reasonable fees and expenses incurred in the Trustee’s determination of the absence of a conflict of interest between the Issuer and the Trustee. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith as determined by a final order of a court of competent jurisdiction.

To secure the Issuer’s payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

The Issuer’s obligations pursuant to this Section 7.07 shall survive the resignation or removal of the Trustee and the satisfaction, discharge or other termination of this Indenture, including any termination or rejection hereof under any Bankruptcy Law. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

SECTION 7.08.           Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee. The Issuer shall remove the Trustee if:

(1)	the Trustee fails to comply with Section 7.10;

(2)	the Trustee is adjudged bankrupt or insolvent;

(3)	a receiver or other public officer takes charge of the Trustee or its property; or

(4)	the Trustee otherwise becomes incapable of acting.

If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such conflict, petition the SEC to continue or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.

If the Trustee resigns, is removed by the Issuer or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Securityholder who has been a bona fide holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer’s obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09.           Successor Trustee by Merger. If the Trustee consolidates with merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10.           Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA § 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA § 310(b); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

SECTION 7.11.           Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

Article 8
SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.           Discharge of Liability on Securities; Defeasance. (a) This Indenture shall be discharged and shall cease to be of further effect (except as to rights of registration of transfer or exchange of the Securities which shall survive until all Securities have been canceled and indemnifications which shall survive discharge and cancellation of the Securities) as to all outstanding Securities when either: (1) all the Securities that have been authenticated and delivered (except lost, stolen or destroyed Securities which have been replaced or paid and Securities for whose payment money has been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from this trust) have been delivered to the Trustee for cancellation or (2) (i) all Securities not delivered to the Trustee for cancellation otherwise have become due and payable or will become due and payable within one year by reason of the sending of a notice of redemption or otherwise and the Issuer has irrevocably deposited or caused to be deposited with the Trustee trust funds in trust for the Holders in an amount of money in cash in U.S. dollars or U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient (without reinvestment), as determined by the Issuer in the case of an all cash deposit, and as confirmed, certified or attested to by an Independent Financial Advisor in writing to the Trustee in the case of the deposit of U.S. Government Obligations or a combination of U.S. Government Obligations and cash, to pay and discharge the entire Indebtedness (including all principal, premium and accrued interest to the date of maturity or redemption, as the case may be) on the Securities not theretofore delivered to the Trustee for cancellation, (ii) the Issuer has paid all sums payable by it under this Indenture, (iii) the Issuer has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or on the date of redemption, as the case may be, and (iv) no Default has occurred and is continuing on the date of such deposit (other than a Default resulting from the borrowing of funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) and the deposit will not result in a breach or violation of, or constitute a default under, any material agreement or material instrument (other than this Indenture and any other agreement governing Pari Passu Indebtedness to which a similar and simultaneous deposit relates) to which the Issuer or any Guarantor is a party or by which the Issuer or any Guarantor is bound. In addition, the Issuer must deliver an Officer’s Certificate and an Opinion of Counsel stating that all conditions precedent to satisfaction and discharge have been complied with. After such delivery and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of the Issuer’s and the Guarantors’ obligations under the Securities, the Guarantees and this Indenture.

(b)           Subject to Section 8.02, the Issuer at any time may terminate (1) all its obligations under the Securities and this Indenture (“legal defeasance option”) or (2) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06 and 4.08 and the operation of Sections 6.01(3), (4), (5), (6) and 6.01(9) and the limitations contained in Section 5.01(a)(3) (“covenant defeasance option”). The Issuer may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. Legal defeasance means that the Issuer and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by the Securities and the Guarantees, and this Indenture shall cease to be of further effect as to all outstanding Securities and Guarantees, except as to:

(1)	rights of Holders to receive payments in respect of the principal of, premium and interest on the Securities when such payments are due from the trust funds referred to in Section 8.02 hereof;

(2)	the Issuer’s obligations with respect to the Securities under Article 2 hereof;

(3)	the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Issuer’s obligations in connection therewith; and

(4)	this Article 8.

In the event that the Issuer terminates all of its obligations under the Securities and this Indenture (with respect to such Securities) by exercising its legal defeasance option or its covenant defeasance option, the obligations of each Guarantor under its Guarantee of such Securities shall be terminated simultaneously with the termination of such obligations.

If the Issuer exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Issuer exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.01(3), (4), (5), (6) and 6.01(9).

Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

SECTION 8.02.           Conditions to Defeasance. The Issuer may exercise its legal defeasance option or its covenant defeasance option only if:

(1)          the Issuer irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient (without reinvestment), as determined by the Issuer in the case of an all cash deposit, and as confirmed, certified or attested to by an Independent Financial Advisor in writing to the Trustee in the case of the deposit of U.S. Government Obligations or a combination of U.S. Government Obligations and cash, to pay the principal of, premium and interest on the Securities on the stated date for payment or on the applicable redemption date, as the case may be, of the principal or installment of principal of, premium or interest on the Securities;

(2)

in the case of Legal Defeasance, the Issuer delivers to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (a) the Issuer has received from, or there has been published by the Internal Revenue Service, a ruling, or (b) since the date of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon this Opinion of Counsel shall confirm that, the beneficial owners of the Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)

in the case of Covenant Defeasance, the Issuer delivers to the Trustee an Opinion of Counsel in the United States confirming that the beneficial owners of the Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Covenant Defeasance had not occurred;

(4)

(x) no Default shall have occurred and be continuing on the date of such deposit or will occur as a result of such deposit (other than a Default resulting from the creation of one or more Triggering Liens in connection with the borrowing of funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness), and (y) the deposit will not result in a breach or violation of, or constitute a default under, any material agreement or material instrument (other than this Indenture and any other agreement governing Pari Passu Indebtedness to which a similar and simultaneous deposit relates) to which the Issuer or any Guarantor is a party or by which the Issuer or any Guarantor is bound;

(5)

the Issuer delivers to the Trustee an Officer’s Certificate stating that the deposit was not made by it with the intent of preferring the Holders over any other of its creditors or with the intent of defeating, hindering, delaying or defrauding any other of its creditors or others;

(6)

the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that the conditions provided for in, in the case of the Officer’s Certificate, Section 8.02(1) through (6) and, in the case of the Opinion of Counsel, Section 8.02(2) and/or (3) and (4)(y) have been complied with; and

(7)

the Issuer has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or on the date of redemption, as the case may be (which instructions may be contained in the Officer’s Certificate referred to in Section 8.02(5) or (6)).

Before or after a deposit, the Issuer may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

SECTION 8.03.            Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U. S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities so discharged or defeased.

SECTION 8.04.           Repayment to Issuer. The Trustee and the Paying Agent shall promptly turn over to the Issuer upon request any excess money or securities held by them at any time.

Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Issuer upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Issuer for payment as general creditors.

SECTION 8.05.           Indemnity for U.S. Government Obligations. The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.06.           Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining restraining or otherwise prohibiting such application, the Issuer’s and each Guarantor’s obligations under this Indenture, each Guarantee and the Securities so discharged or defeased shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Issuer has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

Article 9
AMENDMENTS

SECTION 9.01.           Without Consent of Holders. The Issuer, the Guarantors and the Trustee may amend this Indenture, the Guarantees or the Securities without notice to or consent of any Securityholder:

(1)	to cure any ambiguity, omission, mistake, defect or inconsistency;

(2)

to provide for uncertificated Securities in addition to or in place of certificated Securities, provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code;

(3)	to provide for the assumption by a successor entity of the obligations of the Issuer or any Guarantor in accordance with Section 5.01;

(4)

to add Guarantors with respect to the Securities or to release any Guarantor from any of its obligations under its Guarantee or this Indenture, in each case, in accordance with the applicable provisions of this Indenture;

(5)

to make any change that would provide any additional rights or benefits (including the addition of collateral for the purpose of securing the Securities and the Guarantees) to the Holders of Securities or that does not adversely affect in any material respect the legal rights under this Indenture, the Securities or the Guarantees of any such Holder;

(6)	to comply with applicable SEC rules and regulations or changes to applicable law;

(7)	to conform the text of this Indenture, the Guarantees or the Securities to any provision of the “Description of Notes” section of the Final Offering Memorandum;

(8)	to provide for the issuance of Additional Securities in compliance and in accordance with the limitations set forth in this Indenture;

(9)	to evidence or provide for the acceptance of appointment under this Indenture of a successor trustee or to comply with any requirements under the TIA;

(10)	to allow any Guarantor to execute a supplemental indenture or a Guarantee with respect to the Securities; or

(11)	to comply with the rules of any applicable securities depository.

After an amendment under this Section becomes effective, the Issuer shall send to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 9.02.           With Consent of Holders. The Issuer, the Guarantors and the Trustee may amend this Indenture, the Securities or the Guarantees with the written consent (including consents obtained in connection with a tender offer or exchange for the Securities) of the Holders of at least a majority in principal amount of the Securities then outstanding (including without limitation, Additional Securities, if any) voting as a single class, and any existing Default under, or compliance with any provision of, this Indenture may be waived (other than any continuing Default in the payment of the principal or interest on the Securities, except a payment default resulting from an acceleration that has been rescinded) with the consent (which may include consents obtained in connection with a tender offer or exchange offer of the Securities) of the Holders of a majority in principal amount of the Securities then outstanding (including, without limitation, Additional Securities, if any) voting as a single class. However, without the consent of each Securityholder affected thereby (or in the case of clause (8) below, Securityholders holding not less than 66.6% of the then outstanding principal amount of the Securities), an amendment or waiver may not (with respect to the Securities held by a non-consenting Holder):

(1)	change the Stated Maturity of any Security;

(2)	reduce the amount, extend the due date or otherwise affect the terms of any scheduled payment of interest on or principal of the Securities;

(3)

reduce any premium payable upon the redemption of the Securities, change the date on which any Securities are subject to redemption or otherwise alter the provisions with respect to the redemption of the Securities set forth in Article 3 of this Indenture (other than provisions specifying the notice periods for effecting a redemption);

(4)	amend, change or modify in any material respect the obligation of the Issuer to make and consummate a Change of Control Offer after such Change of Control has occurred;

(5)	make any Security payable in money or currency other than that stated in the Securities;

(6)	reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver to this Indenture or the Securities;

(7)	impair the rights of Holders to receive payments of principal of, premium or interest on the Securities or to institute suit for the enforcement thereof;

(8)

modify the Guarantees in any manner adverse to the Holders, or release any Guarantor from any of its obligations under its Guarantee or this Indenture, except a release in accordance with the terms of this Indenture; or

(9)

waive a Default in the payment of principal of, premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the then outstanding Securities with respect to a nonpayment default and a waiver of the payment default that resulted from such acceleration as set forth in Section 6.02); or

(10)	make any change in this Section 9.02.

It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

After an amendment under this Section becomes effective, the Issuer shall send to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 9.03.           Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.            Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective in accordance with its terms.

The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described in this Article 9 or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

SECTION 9.05.           Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determines, the Issuer in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

SECTION 9.06.           Trustee To Sign Amendments. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not sign it. In signing any amendment the Trustee shall be entitled to receive indemnity satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture.

Article 10
GUARANTEES

SECTION 10.01.        Guarantees. Each Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Issuer under this Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Issuer under this Indenture and the Securities (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor and that such Guarantor will remain bound under this Article 10 notwithstanding any extension or renewal of any Guaranteed Obligation.

Each Guarantor waives presentation to, demand of, payment from and protest to the Issuer of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (1) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person (including any Guarantor) under this Indenture, the Securities or any other agreement or otherwise; (2) any extension or renewal of this Indenture, the Securities or any other agreement; (3) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (4) the release of any security, if any, held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (5) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (6) except as set forth in Section 10.07, any change in the ownership of such Guarantor.

Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

Except as expressly set forth in Sections 8.01(b), 10.02 and 10.07, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

Except as expressly set forth in Sections 8.01(b), 10.02 and 10.07, each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Issuer or otherwise.

In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Issuer to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash to the Holders or the Trustee an amount equal to the sum of (A) the unpaid principal amount of such Guaranteed Obligations, (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by applicable law) and (C) all other monetary Guaranteed Obligations of the Issuer to the Holders and the Trustee.

Each Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article 6 for the purposes of such Guarantor’s Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section.

Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

SECTION 10.02.        Limitation on Liability. Each Guarantor, and by its acceptance of the Securities, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that, any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 10.03.        Successors and Assigns. This Article 10 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 10.04.        No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

SECTION 10.05.        Modification. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee in accordance with the terms and conditions of this Indenture and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 10.06.        Execution and Delivery of Guarantee.

To evidence its Guarantee set forth in Section 10.01 hereof, each Guarantor hereby agrees that a notation of such Guarantee substantially in the form attached as Exhibit C hereto will be endorsed by manual or facsimile signature of an Officer of such Guarantor on Securities authenticated and delivered by the Trustee and that this Indenture will be executed on behalf of such Guarantor by one of its Officers.

Each Guarantor hereby agrees that its Guarantee set forth in Section 10.01 hereof will remain in full force and effect notwithstanding any failure to endorse on such Security a notation of such Guarantee.

If an Officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Securities on which a Guarantee is endorsed, the Guarantee will be valid nevertheless.

The delivery of any Global Security by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantors.

In the event that (1) any Restricted Subsidiary guarantees Indebtedness for borrowed money of the Issuer or any Guarantor, or (2) the Issuer or any Restricted Subsidiary creates or acquires any Wholly-Owned Restricted Subsidiary (other than an Immaterial Subsidiary) after the date of this Indenture, then, in each case if required by Section 4.06 hereof, the Issuer will cause such Subsidiary to comply with the provisions of Section 4.06 hereof and this Article 10, to the extent applicable.

SECTION 10.07.        Release of Guarantor. A Guarantor will be released from its Guarantee and all other obligations under this Article 10 (other than any obligation that may have arisen under Section 10.08) and discharged:

(1)

upon any sale, assignment, transfer, conveyance, exchange or other disposition (by merger, consolidation or otherwise) of Equity Interests of such Guarantor after which the applicable Guarantor is no longer a Restricted Subsidiary;

(2)

upon any sale, assignment, transfer, conveyance, exchange or other disposition (by merger, consolidation or otherwise) of all or substantially all of the assets of such Guarantor to a Person; provided that after such sale, assignment, transfer, conveyance, exchange or other disposition, such Guarantor is an Immaterial Subsidiary;

(3)

unless a Default has occurred and is continuing, upon the release or discharge of such Guarantor from its guarantee of any Indebtedness for borrowed money of the Issuer and the Guarantors so long as such Guarantor would not then otherwise be required to provide a Guarantee pursuant to this Indenture;

(4)	upon the designation of such Guarantor as an Unrestricted Subsidiary in accordance with the terms of this Indenture;

(5)

if the Issuer exercises its legal defeasance option or covenant defeasance option, or if the obligations of the Issuer and the Guarantors under this Indenture are discharged pursuant to Section 8.01, upon such exercise or discharge;

(6)	in connection with the dissolution of such Guarantor under applicable law in accordance with this Indenture;

(7)	as described in Article 9; or

(8)	upon delivery of a Suspension Event Notice pursuant to a Suspension Event.

At the request of the Issuer, the Trustee shall execute and deliver such instrument reasonably requested by the Issuer evidencing such release.

SECTION 10.08.        Contribution. Without limiting any provisions of this Article 10, each Guarantor that makes a payment under its Guarantee shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

Article 11
MISCELLANEOUS

SECTION 11.01.        Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 11.02.        Notices. Any notice or communication shall be in writing and delivered in person, mailed by first-class mail or sent electronically in PDF format, addressed as follows:

If to the Issuer or any Guarantor:

CENTURY COMMUNITIES, INC.
8390 East Crescent Parkway, Suite 650
Greenwood Village, Colorado 80111
Attention: David Messenger
Fax Number: (303) 770-8320

with a copy to (which shall not constitute notice):

Greenberg Traurig, LLP
1840 Century Park East, Suite 1900
Los Angeles, California 90067
Fax Number: (310) 586-7800
Attention: Mark Kelson, Esq.

William Wong, Esq.

If to the Trustee:

U.S. BANK NATIONAL ASSOCIATION
Global Corporate Trust and Custody
CityPlace I, 185 Asylum Street, 27th Floor
Hartford, CT 06103
Attention: K. Mitchell (Century Communities)
Fax Number: (860) 241-6897

The Issuer, any Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Notwithstanding any other provision of this Indenture, any Security or Guarantee, where this Indenture, any Security or Guarantee provides for notice of any event (including any notice of redemption) to a Holder of a Global Security (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depository (or its designee), pursuant to the customary procedures of the Depository (or its designee), including by electronic mail.

Failure to send a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Other than notices to the Trustee, if a notice or communication is mailed in the manner provided in this Section 11.02, it is duly given, whether or not the addressee receives it.

SECTION 11.03.        Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA § 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuer, any Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA § 312(c).

SECTION 11.04.        Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee:

(1)

an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2)	an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 11.05.        Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(1)	a statement that the individual making such certificate or opinion has read such covenant or condition;

(2)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)

a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)	a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

SECTION 11.06.        When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer actually knows are so owned shall be so disregarded. In connection with any such direction, waiver or consent, the Issuer shall furnish to the Trustee an Officer’s Certificate listing and identifying all Securities, if any, known by the Issuer to be owned by or for the account of any of the above-described Persons. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 11.07.        Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

SECTION 11.08.        Legal Holidays. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

SECTION 11.09.        Governing Law. This Indenture, the Guarantees and the Securities shall be governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to applicable conflicts of law principles to the extent that the laws of another jurisdiction would be applied thereby.

SECTION 11.10.        No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, stockholder, partner or other owner of the Issuer, a Restricted Subsidiary or the Trustee, as such, shall have any liability for any obligations of the Issuer under the Securities, for any obligations of any Guarantor under its Guarantee, or for any obligations of the Issuer, any Guarantor or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Guarantees.

SECTION 11.11.        Successors. All agreements of the Issuer in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12.        Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes. Unless otherwise provided herein, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with this Indenture or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, including DocuSign or such other digital signature provider as specified in writing to Trustee by an authorized representative, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to reasonable procedures approved by the Trustee. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 11.13.        Severability. In case any provision in this Indenture or in the Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

SECTION 11.14.        Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 11.15.        USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help the government fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account. The parties to this Indenture agree that they will provide the Trustee with such information as it may request to satisfy the requirements of the USA PATRIOT Act.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

CENTURY COMMUNITIES, INC.

By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer

Signature Page To Indenture

U.S. BANK NATIONAL ASSOCIATION,
as Trustee,

By:	/s/ Peter B Alosky
Name: Peter B. Alosky
Title: Officer

Signature Page To Indenture

Guarantors

Augusta Pointe, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Avalon at Inverness, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

AVR A, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

AVR B, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

AVR C, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Beacon Pointe, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Benchmark Communities, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Blackstone Homes, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC East Garrison, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC EG Bluffs, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

BMC EG Bungalow, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC EG Garden, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC EG Grove, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC EG Towns, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMC EG Village, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

BMC Realty Advisors, INC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMCH California, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMCH North Carolina, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMCH Tennessee, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

BMCH Washington, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Bradburn Village Homes, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Casa Acquisition Corp.

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CC Communities, LLC

By:	Century Land Holdings, LLC,
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

			By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

CC Southeast Constructors, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCC Holdings, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCG Constructors LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

CCG Realty Group LLC

By:	Century Communities of Georgia, LLC,
its Manager and Sole Member

	By:	Century Communities, Inc.
its Manager and Sole Member

		By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCH Homes, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

CCNC Realty Group, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

CCSC Realty Group, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Centennial Holding Company LLC

By:	Century Communities, Inc.,
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Anthology, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Ash Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Autumn Valley Ranch, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Beacon Pointe, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Belleview Place, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Caley, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Candelas, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Carousel Farms, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Castle Pines Town Center, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Claremont Ranch, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Colliers Hill, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Compark Village North, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Compark Village South, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Coyote Creek, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Forest Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Harvest Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Landmark, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Littleton Village, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Littleton Village II, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at LOR, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Lowry, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Marvella, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Mayfield, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Meadowbrook, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Midtown, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Millennium, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Murphy Creek, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Oak Street, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Observatory Heights, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Outlook, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Pearson Grove, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Salisbury Heights, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Shalom Park, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Southshore, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Spring Valley Ranch, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Tanglewood, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Terrain, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at The Grove, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at the Heights, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at The Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Vista Ridge, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Wildgrass, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century at Wolf Ranch, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century at Wyndham Hill, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century City, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

				By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Communities Construction, LLC

By:	Century Communities, Inc.
its Manager

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities Construction of Arizona, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Arizona, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of California, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Communities of Florida, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Georgia, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Idaho, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Nevada, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Communities of Nevada Realty, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of North Carolina, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of South Carolina, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Tennessee, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Communities of Utah, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities of Washington, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities Investments LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Communities Realty of Utah, LLC

By:	Century Communities, Inc.
its Manager

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Communities Southeast, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Land Holdings, LLC

By:	CCC Holdings, LLC,
its Manager

	By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Land Holdings II, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

By:	CCC Holdings, LLC
its Manager

By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Land Holdings of Texas, LLC

By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Land Holdings of Utah, LLC

By:	Century Communities, Inc.
its Sole Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Living, LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Rhodes Ranch GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Century Townhomes at Candelas, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Century Tuscany GC, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Cherry HIll Park, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Cottages at Willow Park, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Crown Hill, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Enclave at Pine Grove, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Estates at Chatfield Farms, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Hearth at Oak Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Hometown, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Hometown South, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Horizon Building Services, LLC

By:	Century Land Holdings, LLC
its Managing Member

	By:	CCC Holdings, LLC
its Manager

		By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Ladera, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Lakeview Fort Collins, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Lincoln Park at Ridgegate, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Meridian Ranch, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Montecito at Ridgegate, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Neighborhood Associations Group, LLC

By:	Century Communities of Nevada, LLC,
its Sole Managing Member

	By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Park 5th Avenue Development Co., LLC

By:	Century Communities, Inc.
its Sole Managing Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Red Rocks Pointe, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Reserve at Highpointe Estates, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Reserve at The Meadows, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Saddleback Heights, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

SAH Holdings, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Stetson Ridge Homes, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

The Overlook at Tallyn’s Reach, LLC

By:	Horizon Building Services, LLC
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

The Retreat at Ridgegate, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

The Veranda, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

The Wheatlands, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP Barclay III, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP East Garrison, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

UCP Kerman, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP Meadowood III, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP Sagewood, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP Soledad, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

UCP Tapestry, LLC

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Venue at Arista, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Verona Estates, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Villas at Highland Park, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Villas at Murphy Creek, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Waterside at Highland Park, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Westown Condominiums, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Westown Townhomes, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

Wildgrass, LLC

By:	Horizon Building Services, LLC,
its Manager

	By:	Century Land Holdings, LLC
its Managing Member

		By:	CCC Holdings, LLC
its Manager

			By:	Century Communities, Inc.
its Manager and Sole Member

By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WJH LLC

By:	Century Communities, Inc.
its Managing Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

WJH Sales of AZ, LLC

By:	Century Communities, Inc.
its Manager and Sole Member

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer

Signature Page To Indenture

RULE 144A/REGULATION S APPENDIX

PROVISIONS RELATING TO SECURITIES

1.	Definitions

1.1	Definitions

For the purposes of this Appendix the following terms shall have the meanings indicated below:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository for such Regulation S Global Security, to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, Société Anonyme.

“Definitive Security” means a certificated Security bearing, if required, the appropriate restricted securities legend set forth in Section 2.3(e).

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Euroclear” means Euroclear S.A./N.V., as operator of the Euroclear system.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Initial Purchasers” means (1) with respect to the Securities issued on the Issue Date, BofA Securities, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, BMO Capital Markets Corp, Builder Advisor Group, LLC, PNC Capital Markets LLC, Woodrock Securities, LP, Zelman Partners LLC and Zions Direct, Inc., and (2) with respect to each issuance of Additional Securities, the Persons purchasing such Additional Securities under the related Purchase Agreement.

“Participant” means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Private Placement Legend” means the legend set forth in Section 2.3(e)(i)(A) of this Appendix to be placed on all Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

“Purchase Agreement” means (1) with respect to the Securities issued on the Issue Date, the Purchase Agreement dated August 3, 2021, among the Issuer, the guarantors party thereto and BofA Securities, Inc., as representative of the Initial Purchasers, and (2) with respect to each issuance of Additional Securities, the purchase agreement or underwriting agreement among the Issuer and the Persons purchasing such Additional Securities.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Restricted Definitive Security” means a Definitive Security bearing the Private Placement Legend.

1

“Restricted Global Security” means a Global Security bearing the Private Placement Legend.

“Restricted Period”, with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the issue date with respect to such Securities.

“Rule 144A Securities” means all Securities offered and sold to QIBs in reliance on Rule 144A.

“Securities” means (1) $500,000,000 aggregate principal amount of 3.875% Senior Notes Due 2029 issued on the Issue Date and (2) Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.

“Transfer Restricted Securities” means Restricted Definitive Securities and Restricted Global Securities.

“Unrestricted Definitive Security” means a Definitive Security that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Security” means a Global Security that does not bear and is not required to bear the Private Placement Legend.

1.2	Other Definitions

Term	Defined in Section:

“Global Securities”	2.1(a)

“Regulation S”	2.1(a)

“Regulation S Global Security”	2.1(a)

“Regulation S Permanent Global Security”	2.1(a)

“Regulation S Temporary Global Security”	2.1(a)

“Rule 144A”	2.1(a)

“Rule 144A Global Security”	2.1(a)

2

2.	The Securities.

2.1          (a) Form and Dating. The Securities issued on the Issue Date will be offered and sold by the Issuer pursuant to a Purchase Agreement. The Securities will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (ii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act (“Regulation S”). Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the “Rule 144A Global Security”) and Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global securities in fully registered form (collectively, the “Regulation S Temporary Global Security”), in each case without interest coupons and with the global securities legend and the applicable restricted securities legend set forth in Exhibit A hereto, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Issuer and authenticated by the Trustee as provided in this Indenture. During the Restricted Period, beneficial interests in the Regulation S Temporary Global Security may be held only through Euroclear and Clearstream, and, except as set forth in this Section 2.1(a), beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security or any other Security prior to the expiration of the Restricted Period and then, after the expiration of the Restricted Period, may be exchanged for interests in a Rule 144A Global Security only upon delivery to the Registrar and the Issuer of the certification in the form provided for in Exhibit B that beneficial ownership interests in such Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. Within a reasonable time period after the expiration of the Restricted Period, the Regulation S Temporary Global Security will be exchanged for one or more permanent Securities in registered, global form without interest coupons (collectively, the “Regulation S Permanent Global Security” and, together with the Regulation S Temporary Global Security, the “Regulation S Global Security”) pursuant to the procedures of the Depository. Simultaneously with the authentication of the Regulation S Permanent Global Security, the Trustee shall cancel the Regulation S Temporary Global Security.

Prior to the expiration of the Restricted Period, Beneficial interests in Regulation S Global Securities may be transferred or exchanged for interests in Rule 144A Global Securities only if (1) such exchange occurs in connection with a transfer of the Securities pursuant to Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Securities first delivers to the Trustee a written certificate in a form provided for in Exhibit B.

Beneficial interests in Rule 144A Global Securities may be transferred or exchanged for interests in Regulation S Global Securities, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate in a form provided for in Exhibit B.

The Rule 144A Global Security and the Regulation S Global Security are collectively referred to herein as “Global Securities”. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(b)          Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

The Issuer shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (ii) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as custodian for the Depository.

3

Participants shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

(c)          Definitive Securities. Except as provided in this Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.

2.2          Authentication. The Issuer shall issue and the Trustee shall authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of $500,000,000 3.875% Senior Notes due 2029 and (2) any Additional Securities for an original issue in an aggregate principal amount specified in the written order of the Issuer pursuant to Section 2.02 of this Indenture, as the case may be, in each case upon a written order of the Issuer signed by an Officer of the Issuer. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of any issuance of Additional Securities pursuant to Section 2.13 of this Indenture, shall certify that such issuance is in compliance with this Indenture.

2.3	Transfer and Exchange.

(a)           Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with a request:

(x)	to register the transfer of such Definitive Securities; or

(y)	to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

(i)

shall be duly endorsed or accompanied by a written instrument of transfer substantially in the form of the Assignment Form annexed hereto, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(ii)

if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) of this Section 2.3(a), and are accompanied by the following additional information and documents, as applicable:

(A)	if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

4

(B)	if such Definitive Securities are being transferred to the Issuer, a certification to that effect; or

(C)

if such Definitive Securities are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act, (i) a certification to that effect (in the form set forth in Exhibit B) and (ii) if the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

(b)          Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security or a Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, substantially in the form of the Assignment Form annexed hereto, together with:

(i)

certification, in the form set forth in Exhibit B that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A or (B) being transferred after expiration of the Restricted Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Regulation S Global Security; and

(ii)

written instructions directing the Registrar to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)) or Regulation S Global Security (in the case of a transfer pursuant to clause (b)(i)(B)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security or Regulation S Global Security, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security or Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security or Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities or Regulation S Global Securities, as applicable, are then outstanding, the Issuer shall issue and the Trustee shall authenticate, upon written order of the Issuer signed by an Officer of the Issuer, a new Rule 144A Global Security or Regulation S Global Security, as applicable, in the appropriate principal amount.

5

(c)	Transfer and Exchange of Global Securities.

(i)

The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

(ii)

If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

(iii)

Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(d)	[reserved]

(e)	Legend.

(i)

(A) Except as permitted by the following paragraph (ii), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof), shall bear a legend in substantially the following form:

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

6

(B)	[reserved]

(C)	Each Definitive Security shall also bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii)

Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

(f)          Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

7

(g)	No Obligation of the Trustee.

(i)

The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii)

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.4	Definitive Securities.

(a)           A Global Security deposited with the Depository or with the Trustee as Securities Custodian for the Depository pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 hereof and (i) the Depository (A) notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Security, or (B) at any time such Depository ceases to be a “clearing agency” registered under the Exchange Act, and, in either case, a successor depository is not appointed by the Issuer within 90 days, (ii) an Event of Default has occurred and is continuing and the Depository or a beneficial holder so requests or (iii) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture; provided that in no event shall the Regulation S Global Note be exchanged for Definitive Securities prior to (x) the expiration of the Restricted Period and (y) the receipt of any certificates required under the provisions of Regulation S.

(b)           Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee at the Corporate Trust Office of the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Issuer shall issue and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in minimum denominations of $2,000 principal amount and any greater integral multiple of $1,000 thereof and registered in such names as the Depository shall direct. Any Definitive Security delivered in exchange for an interest in the Transfer Restricted Security shall, except as otherwise provided by Section 2.3(e) hereof, bear the applicable restricted securities legend and definitive securities legend set forth in Exhibit A hereto.

8

(c)          Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Participants and Indirect Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

(d)          In the event of the occurrence of one of the events specified in Section 2.4(a) hereof, the Issuer shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons. In the event that such Definitive Securities are not issued, the Issuer expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Section 6.06 of this Indenture, the right of any beneficial owner of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial owner’s Securities as if such Definitive Securities had been issued.

9

EXHIBIT A

[FORM OF FACE OF SECURITY]

[Global Securities Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend]

1

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE), OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

2

No.	$

3.875% Senior Notes Due 2029

Century Communities, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of

Dollars [, as may be increased or decreased as reflected on the attached Schedule of Increases and Decreases in Global Security](1) on August 15, 2029.

Interest Payment Dates: February 15 and August 15.

Record Dates: February 1 and August 1.

Additional provisions of this Security are set forth on the other side of this Security.

Dated:

CENTURY COMMUNITIES, INC.

By:
Name:
Title:

(1) Include on Global Securities.

3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this is one of the
Securities referred to in the Indenture.

By:
Authorized Signatory

Dated:

4

[FORM OF REVERSE SIDE OF SECURITY]

3.875% Senior Notes Due 2029

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Interest

Century Communities, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuer will pay interest semiannually on February 15 and August 15 of each year, commencing February 15, 2022. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 23, 2021. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any payment date with respect to the Securities is not on a Business Day, it shall be made on the next succeeding Business Day with the same effect as if made on the relevant payment date, without additional interest. The Issuer will pay interest on overdue principal at a rate that is equal to the then applicable interest rate on the Securities.

2.	Method of Payment

The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the February 1 and August 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a Holder has given wire transfer instructions to the Issuer at least ten (10) Business Days prior to the applicable payment date, the Issuer will make all payments on the Holder’s Securities in accordance with those instructions. Otherwise, payments on the Securities will be made at the office or agency of the Paying Agent and Registrar unless the Issuer elects to make interest payments by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Securities.

3.	Paying Agent and Registrar

Initially, U.S. Bank National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer may act as Paying Agent, Registrar or co-registrar.

4.	Indenture

The Issuer issued the Securities under an Indenture dated as of August 23, 2021 (the “Indenture”), among Century Communities, Inc., a Delaware Corporation (the “Issuer”), the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) (the “Act”), as amended from time to time. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

5

The Securities are general unsecured obligations of the Issuer. The Issuer shall be entitled to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Securities issued on the Issue Date and any Additional Securities will be treated as a single class for all purposes under the Indenture.

5.	Optional Redemption

Except as set forth below, the Issuer shall not be entitled to redeem the Securities.

At any time prior to February 15, 2029 (the date that is six months prior to the maturity date of the Securities), the Issuer is entitled to redeem all or a part of the Securities upon not less than 10 nor more than 60 days’ notice at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest to, but excluding, the date of redemption (the ‘‘Redemption Date’’), subject to the rights of holders of record of Securities on the relevant record date to receive interest due on the relevant interest payment date. With respect to any such redemption, the Issuer shall notify the Trustee of the Applicable Premium with respect to the Securities to be redeemed promptly after the calculation thereof and the Trustee will not be responsible for such calculation.

On or after February 15, 2029 (the date that is six months prior to the maturity date of the Securities), the Issuer is entitled to redeem all or a part of the Securities upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date, subject to the rights of holders of record of Securities on the relevant record date to receive interest due on the relevant interest payment date.

Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the applicable Redemption Date.

In addition, any redemption of Securities as described above or notice thereof may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction or other event. If any redemption is so subject to the satisfaction of one or more conditions precedent, the notice thereof shall describe each such condition and, if applicable, shall state that, in the Issuer’s sole discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), and/or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed, and/or that such notice may be rescinded at any time by the Issuer if the Issuer determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). If any Redemption Date shall be delayed as contemplated by this paragraph and the terms of the applicable notice of redemption, such Redemption Date as so delayed may occur at any time after the original Redemption Date set forth in the applicable notice of redemption and after the satisfaction (or waiver) of any applicable conditions precedent, including, without limitation, on a date that is less than 10 days after the original Redemption Date or more than 60 days after the date of the applicable notice of redemption. In addition, the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person.

Notwithstanding the foregoing, in connection with any tender offer or Change of Control Offer, if the holders of Securities of not less than 90% in the aggregate principal amount of the outstanding Securities validly tender and do not validly withdraw such Securities in such offer, and the Issuer or a third party in lieu of the Issuer, purchases all of the Securities validly tendered and not validly withdrawn by such holders, the Issuer or such third party will have the right upon not less than 10 nor more than 60 days’ prior notice to redeem all Securities that remain outstanding following such purchase at a redemption price equal to the price offered to each other holder (excluding any early tender or incentive fee) in such tender offer or Change of Control Offer plus, to the extent not included in the tender offer or Change of Control Offer, accrued and unpaid interest, if any, thereon to, but excluding, the date of such redemption.

6

6.	Mandatory Redemption

The Issuer is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

7.	Notice of Redemption

Notice of redemption shall be sent by or on behalf of the Issuer by first class mail to each Holder’s registered address or in the case of Global Securities, delivered electronically in accordance with the applicable procedures of the Depository, not less than 10 days nor more than 60 days before the redemption date to each Holder of Securities to be redeemed, except that redemption notices may be sent more than 60 days prior to the redemption date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Any inadvertent defect in the notice of redemption, including an inadvertent failure to give notice, to any Holder selected for redemption shall not impair or affect the validity of the redemption of any other Security redeemed in accordance with the provisions of the Indenture. Securities in denominations larger than $2,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.	Put Provisions

Upon the occurrence of a Change of Control, each Holder of Securities shall have the right, subject to certain conditions specified in the Indenture, to require the Issuer to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

9.	Guarantee

The payment by the Issuer of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Guarantors to the extent set forth in the Indenture.

10.	Denominations; Transfer; Exchange

The Securities are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Without the prior consent of the Issuer, the Registrar is not required (1) to register the transfer of or exchange any Security selected for redemption, (2) to register the transfer of or exchange any Security for a period of 15 days before a selection of Security to be redeemed or (3) to register the transfer or exchange of a Security between a record date and the next succeeding interest payment date.

7

11.	Persons Deemed Owners

The registered Holder of this Security may be treated as the owner of it for all purposes.

12.	Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee or Paying Agent for payment.

13.	Discharge and Defeasance

Subject to certain conditions, the Issuer at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (a) the Indenture, the Securities or the Guarantees may be amended with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding voting as a single class and (b) any existing default under, or compliance with any provision of, the Indenture may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding voting as a single class. Subject to certain exceptions set forth in the Indenture, the Issuer, the Guarantors and the Trustee may amend the Indenture, the Guarantees or the Securities without notice to or consent of any Securityholder (i) to cure any ambiguity, omission, mistake, defect or inconsistency; (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code; (iii) to provide for the assumption by a successor entity of the obligations of the Issuer or any Guarantor in accordance with Section 5.01 of the Indenture; (iv) to add Guarantors with respect to the Securities, or to release any Guarantor from any of its obligations under its Guarantee or this Indenture, in each case, in accordance with the applicable provisions of the Indenture; (v) to make any change that would provide any additional rights or benefits (including the addition of collateral for the purpose of securing the Securities and the Guarantees) to the Holders of Securities or that does not adversely affect in any material respect the legal rights under the Indenture, the Securities or the Guarantees of any such Holder; (vi) to comply with applicable SEC rules and regulations or changes to applicable law; (vii) to conform the text of the Indenture, the Guarantees or the Securities to any provision of the “Description of Notes” section of the Final Offering Memorandum; (viii) to provide for the issuance of Additional Securities in compliance and in accordance with the limitations set forth in the Indenture; (ix) to evidence or provide for the acceptance of appointment under the Indenture of a successor trustee or to comply with any requirements under the TIA; (x) to allow any Guarantor to execute a supplemental indenture or a Guarantee with respect to the Securities; or (xi) to comply with the rules of any applicable securities depository.

8

15.	Defaults and Remedies

Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment of principal or premium on the Securities at maturity, upon redemption, upon purchase, upon acceleration or otherwise; (c) failure by the Issuer to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Issuer or any Restricted Subsidiary if the amount accelerated (or so unpaid) exceeds $50.0 million; (e) certain events of bankruptcy or insolvency with respect to the Issuer or any Significant Subsidiary; (f) certain judgments or decrees for the payment of money in excess of $50.0 million; and (g) certain defaults with respect to Guarantees of the Issuer or any Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 30% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default that will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest or a Default in complying with Section 5.01 of the Indenture) if it determines that withholding notice is in the interest of the Holders.

16.	Trustee Dealings with the Issuer

Subject to certain limitations imposed by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

17.	No Recourse Against Others

No past, present or future director, manager, officer, employee, incorporator, member, stockholder, partner or other owner of the Issuer, a Restricted Subsidiary or the Trustee, as such, shall have any liability for any obligations of the Issuer under the Securities, for any obligations of any Guarantor under its Guarantee, or for any obligations of the Issuer, any Guarantor or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Guarantees.

18.	Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.	Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

9

20.	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.	Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Issuer will furnish to any Securityholder upon written request and without charge to the Security holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

CENTURY COMMUNITIES, INC.
8390 East Crescent Parkway, Suite 650
Greenwood Village, Colorado 80111
Attention: David Messenger

10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint __________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(3)	☐

inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

11

Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Registrar shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice:
To be executed by an executive officer

12

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Security	Amount of increase in Principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase)	Signature of authorized officer of Trustee or Securities Custodian

13

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased in full by the Issuer pursuant to Section 4.03 of the Indenture, check the box:

☐	Purchased in Full

If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 4.03 of the Indenture, state the amount in principal amount: $

Dated:	Your Signature:
(Sign exactly as your name appears on the other side of this Security.)

Signature Guarantee:
(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

14

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

CENTURY COMMUNITIES, INC.
8390 East Crescent Parkway, Suite 650
Greenwood Village, Colorado 80111
Attention: David Messenger

U.S. BANK NATIONAL ASSOCIATION

Global Corporate Trust and Custody

CityPlace I, 185 Asylum Street, 27th Floor

Hartford, CT 06103

Attention: K. Mitchell (Century Communities)

Re:	Century Communities, Inc.
3.875% Senior Notes due 2029

Reference is hereby made to the Indenture, dated as of August 23, 2021 (the “Indenture”), among Century Communities, Inc., as issuer (the “Issuer”), the Guarantors from time to time party thereto and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                                                           , (the “Transferor”) owns and proposes to transfer the Securities or interest in such Securities specified in Annex A hereto, in the principal amount of $                                 in such Securities or interests (the “Transfer”), to                                                                             (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Security or a Definitive Security pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States and other jurisdictions. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

1

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security or a Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act [and/,] (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act [and (iv) if the proposed transfer is being made prior to the expiration of the applicable holding period with respect to restricted securities set forth in Rule 144 under the Securities Act, as amended, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser)] and (v) if the proposed transfer is being made prior to the expiration of the Restricted Period under Regulation S, the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Restricted Security and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a beneficial interest in a Restricted Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a)          ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b)          ☐ such Transfer is being effected to the Issuer or a Subsidiary thereof;

or

(c)          ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

(a)          ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Transfer Restricted Security and in the Indenture.

2

(b)          ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Transfer Restricted Security and in the Indenture.

(c)          ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Transfer Restricted Security and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

3

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)	☐ a beneficial interest in the:

(i)	☐ Rule 144A Global Security (CUSIP ), or

(ii)	☐ Regulation S Global Security (CUSIP ), or

(b)	☐ a Restricted Definitive Security

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(c)	☐ a beneficial interest in the:

(i)	☐ Rule 144A Global Security(CUSIP ), or

(ii)	☐ Regulation S Global Security (CUSIP ), or

(iii)	☐ Unrestricted Global Security (CUSIP ); or

(d)	☐ a Restricted Definitive Security; or

(e)	☐ an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

4

EXHIBIT C

FORM OF NOTATION OF GUARANTEE

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth, and subject to the provisions, in the Indenture, dated as of August 23, 2021 (the “Indenture”), among Century Communities, Inc., a Delaware corporation (the “Issuer”), the Guarantors party thereto, and U.S. Bank National Association, as Trustee, (a) the due and punctual payment of the principal of, premium on, if any, and interest, if any, on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of, premium on, if any, and interest, if any, on, the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms of the Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

[NAME OF GUARANTORS]

By:
Name:
Title:

1

EXHIBIT D

FORM OF SUPPLEMENTAL INDENTURE
TO BE DELIVERED BY SUBSEQUENT GUARANTORS

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of                                                      , among                                                      (the “Guaranteeing Subsidiary”), a subsidiary of Century Communities, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 23, 2021 providing for the issuance of 3.875% Senior Notes due 2029 (the “Securities”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Securities and the Indenture on the terms and conditions set forth herein (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Company and the Trustee are authorized to execute and deliver this Supplemental Indenture without the consent of Holders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the other Guarantors, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

1.          CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.          AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.          NO RECOURSE AGAINST OTHERS. No past, present or future director, manager, officer, employee, incorporator, member, stockholder, partner or other owner of the Issuer, a Restricted Subsidiary or the Trustee, as such, shall have any liability for any obligations of the Issuer under the Securities, for any obligations of any Guarantor under its Guarantee, or for any obligations of the Issuer, any Guarantor or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities and the Guarantees.

4.          GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

1

5.          COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes. Unless otherwise provided herein, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with this Indenture or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, including DocuSign or such other digital signature provider as specified in writing to Trustee by an authorized representative, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to reasonable procedures approved by the Trustee. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

6.          EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

7.          THE TRUSTEE. The Trustee makes no representations and shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

8.          RATIFICATION OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore and hereafter authenticated and delivered shall be bound hereby.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

CENTURY COMMUNITIES, INC.

By:
Name:
Title:

[EXISTING GUARANTORS]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

3